Exhibit 99.2

Statistical Supplement

(unaudited)

First Quarter 2007

Ameriprise Financial, Inc.

Table of Contents

Page
Ameriprise Financial, Inc.
Financial Summary	1
Consolidated Income Statements	2
Financial Advisor and Client Metrics	3
Corporate Volumes	4
Consolidated Balance Sheets	5
Investment Detail	6
Selected Balance Sheet Information	7
Adjusted Segment Information	8
Asset Accumulation and Income Segment
Income Statements	9
Revenues by Product	10
Retail Managed Assets Rollforwards	11
Institutional Managed Assets Rollforwards	12
Financial Advisor Managed Assets Rollforwards	13
Owned Assets Related to Variable Products	14
Net Investment Income and Spread Products	15
Selected Asset Management Performance Information	16
Deferred Acquisition Costs Rollforwards	17
Protection Segment
Income Statements	18
Revenues by Product	19
Selected Statistical Information	20
Product Rollforwards	21
Corporate and Other and Eliminations Segment
Income Statements	22
Capital and Ratings Information	23
Non-GAAP Financial Information and Reclassification	24
Glossary of Selected Terminology	25-27
Exhibit A
RiverSourceSM Mutual Fund Performance and Lipper Ranking	A1 - A5
Exhibit B
Adjusted Earnings Reconciliation Tables	B1 - B8
Exhibit C
Disclosed Items	C1 - C3
Exhibit D
Prior Statistical Supplement Reconciliation Tables	D1

Ameriprise Financial, Inc.

Financial Summary

(in millions, except per share amounts, headcount and where noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	1Q ’07 vs. 1Q ’06 % Change	Full Year 2006
EPS - Basic: (1)
Net income	$0.57	$0.57	$0.71	$0.70	$0.69	21%	$2.56
Separation costs, after-tax	0.18	0.22	0.23	0.33	0.22	22%	0.95
Adjusted earnings, after-tax	$0.75	$0.79	$0.94	$1.03	$0.91	21%	$3.51

EPS - Diluted:
Net income	$0.57	$0.57	$0.71	$0.69	$0.68	19%	$2.54
Separation costs, after-tax	0.18	0.22	0.23	0.33	0.22	22%	0.94
Adjusted earnings, after-tax	$0.75	$0.79	$0.94	$1.02	$0.90	20%	$3.48

Management’s financial targets and performance:
Adjusted revenue growth: Target 6 - 8%	9.9%	12.9%	4.9%	15.6%	5.8%		10.8%
Adjusted earnings growth: Target 10 - 13%	17.4%	21.9%	29.1%	30.1%	16.4%		25.0%
Adjusted return on equity: Target 12 - 15%	10.4%	10.7%	11.2%	11.8%	12.2%		11.8%

Contribution margin	50.0%	52.8%	50.5%	51.9%	51.9%		51.4%
Net income margin	7.4%	6.9%	8.8%	7.9%	8.0%		7.8%
Effective tax rate on net income	24.0%	24.3%	19.8%	15.5%	23.6%		20.8%
Effective tax rate on adjusted earnings	26.7%	27.8%	24.0%	23.0%	26.9%		25.2%
Return on equity	7.4%	7.1%	7.6%	8.3%	8.6%		8.3%

Debt to total capital	20.7%	25.1%	22.5%	21.9%	22.3%		21.9%
Debt to total capital excluding non-recourse debt	17.0%	21.7%	20.5%	20.2%	20.6%		20.2%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.0%	17.6%	16.7%	16.4%	16.7%		16.4%

Business metrics summary:
Owned, managed and administered assets (in billions)	$445.7	$427.9	$440.0	$466.1	$473.9	6%	$466.1
Total financial advisors	12,379	12,372	12,427	12,592	12,342	—	12,592
Clients with a financial plan percentage	44%	44%	44%	45%	45%		45%
Total clients (in thousands)	2,762	2,770	2,779	2,786	2,774	—	2,786
Gross dealer concession	$527	$545	$545	$596	$624	18%	$2,213

Employee base:
Field (employee advisors)	3,075	3,056	3,063	3,178	2,987	(3)%	3,178
Non-field	8,582	8,607	8,647	8,680	8,960	4%	8,680

Common shares outstanding	244.3	244.1	242.1	241.4	237.1	(3)%	241.4

Weighted average common shares outstanding:
Basic	252.3	246.3	244.5	243.3	240.7	(5)%	246.5
Diluted	253.5	248.0	246.4	246.3	244.1	(4)%	248.5

Book value:
Book value	$7,341	$7,235	$7,753	$7,925	$7,731	5%	$7,925
Book value, excluding the impact of accumulated other comprehensive income (OCI)	7,783	7,901	7,979	8,134	7,874	1%	8,134
Book value per common share outstanding	30.05	29.64	32.02	32.83	32.60	8%	32.83
Book value per common share outstanding, excluding the impact of OCI	$31.86	$32.37	$32.96	$33.70	$33.20	4%	$33.70

(1) EPS for other than EPS-Net income are non-GAAP financial measures.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	1Q ’07 vs. 1Q ’06 % Change	Full Year 2006
Revenues
Management, financial advice and service fees	$710	$721	$720	$814	$791	11%	$2,965
Distribution fees	301	325	300	374	344	14%	1,300
Net investment income	574	522	542	566	518	(10)%	2,204
Premiums	220	229	244	239	236	7%	932
Other revenues	144	256	171	168	174	21%	739
Total revenues	1,949	2,053	1,977	2,161	2,063	6%	8,140

Expenses
Compensation and benefits:
Field	423	436	428	478	486	15%	1,765
Non-field	316	330	328	374	356	13%	1,348
Total compensation and benefits	739	766	756	852	842	14%	3,113
Interest credited to account values	324	307	317	316	287	(11)%	1,264
Benefits, claims, losses and settlement expenses	227	225	233	245	219	(4)%	930
Amortization of deferred acquisition costs	128	153	87	104	134	5%	472
Interest and debt expense	23	28	32	33	32	39%	116
Other expenses	250	304	248	285	248	(1)%	1,087
Total expenses before separation costs (1)	1,691	1,783	1,673	1,835	1,762	4%	6,982

Income before income tax provision and separation costs (1)	258	270	304	326	301	17%	1,158
Income tax provision before tax benefit attributable to separation costs (1)	69	75	73	75	81	17%	292

Income before separation costs (1)	189	195	231	251	220	16%	866
Separation costs, after-tax (1)	44	54	57	80	55	25%	235
Net income	$145	$141	$174	$171	$165	14%	$631

Other Information
Net investment gains (losses), after-tax	$3	$4	$9	$17	$6	#	$33
Dividends paid	$28	$27	$27	$26	$27	(4)%	$108
Contribution margin	50.0%	52.8%	50.5%	51.9%	51.9%		51.4%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Advisor and Client Metrics

(unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	1Q ’07 vs. 1Q ’06 % Change	Full Year 2006
Financial Advisors
Employee advisors	3,075	3,056	3,063	3,178	2,987	(3)%	3,178
Franchisee advisors	7,491	7,499	7,571	7,651	7,611	2%	7,651
Total branded financial advisors	10,566	10,555	10,634	10,829	10,598	—	10,829
Securities America, Inc. registered representatives	1,813	1,817	1,793	1,763	1,744	(4)%	1,763
Total financial advisors	12,379	12,372	12,427	12,592	12,342	—	12,592

Employee advisor retention	62%	60%	63%	63%	63%		63%
Franchisee advisor retention	91%	91%	93%	93%	93%		93%

Gross dealer concession per branded advisor (in thousands)	$43.8	$44.7	$45.0	$49.2	$51.1	17%	$182.7

Client Relationships
Total clients (in thousands)	2,762	2,770	2,779	2,786	2,774	—	2,786
Client retention	92%	93%	93%	93%	93%		93%

Branded advisor clients (in thousands)	1,990	1,950	1,925	1,933	1,939	(3)%	1,933

Clients with a financial plan percentage	44%	44%	44%	45%	45%		45%

Financial plans sold (in thousands)	63	58	55	61	66	5%	237

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate Volumes

						1Q ’07 vs. 1Q ’06	Full Year
(in millions unless otherwise noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Owned, managed and administered assets (in billions)
Owned assets	$89.1	$89.1	$92.7	$97.2	$98.2	10%	$97.2
Managed assets	276.2	276.1	283.4	299.8	305.3	11%	299.8
Administered assets	80.4	62.7	63.9	69.1	70.4	(12)%	69.1
Total owned, managed and administered assets	$445.7	$427.9	$440.0	$466.1	$473.9	6%	$466.1

Ending RiverSource Managed Assets (in billions)	$154.3	$151.0	$152.4	$156.7	$156.3	1%	$156.7

Cash Sales
By product:
Mutual funds and non-proprietary SPS wrap net flows	$9,524	$9,145	$8,028	$8,574	$10,617	11%	35,271
Annuities	2,870	3,475	3,341	3,257	3,296	15%	12,943
Investment certificates	435	373	382	696	236	(46)%	1,886
Life and other insurance products	289	265	273	274	274	(5)%	1,101
Institutional products and services	2,250	1,790	1,912	2,485	2,517	12%	8,437
Other	322	518	455	1,275	731	#	2,570
Total	$15,690	$15,566	$14,391	$16,561	$17,671	13%	$62,208

By channel:
Branded advisor cash sales and wrap net flows	$8,498	$8,707	$7,761	$9,465	$9,706	14%	$34,431
Securities America, Inc.	2,037	2,124	1,950	1,805	2,234	10%	7,916
Third-party distribution	305	398	427	427	407	33%	1,557
Institutional	2,009	1,217	1,197	1,817	1,834	(9)%	6,240
Threadneedle	2,420	2,758	2,705	2,676	3,094	28%	10,559
All other (AEB, etc.)	421	362	351	371	396	(6)%	1,505
Total	$15,690	$15,566	$14,391	$16,561	$17,671	13%	$62,208

Total gross dealer concession	$527	$545	$545	$596	$624	18%	$2,213

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
Assets
Cash and cash equivalents	$1,650	$2,101	$3,309	$2,717	$2,413
Investments	38,100	37,027	36,198	35,553	34,446
Receivables	2,382	2,441	2,504	2,960	3,022
Deferred acquisition costs	4,280	4,342	4,423	4,499	4,337
Separate account assets	45,220	45,751	48,834	53,848	56,281
Restricted and segregated cash	1,084	1,002	1,059	1,236	1,175
Other assets	3,105	3,385	3,177	3,359	3,486
Total assets	$95,821	$96,049	$99,504	$104,172	$105,160

Liabilities
Future policy benefits and claims	$32,200	$31,546	$30,794	$30,033	$29,153
Customer deposits	6,100	5,711	6,391	6,525	6,483
Accounts payable and accrued expenses	1,823	2,097	1,952	1,984	1,672
Debt	1,921	2,419	2,254	2,225	2,225
Separate account liabilities	45,220	45,751	48,834	53,848	56,281
Other liabilities	1,216	1,290	1,526	1,632	1,615
Total liabilities	88,480	88,814	91,751	96,247	97,429

Shareholders’ Equity
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,208	4,254	4,291	4,353	4,468
Retained earnings	3,862	3,976	4,123	4,268	4,268
Treasury stock	(290)	(332)	(438)	(490)	(865)
Accumulated other comprehensive income (loss), net of tax	(442)	(666)	(226)	(209)	(143)
Total shareholders’ equity	7,341	7,235	7,753	7,925	7,731
Total liabilities and shareholders’ equity	$95,821	$96,049	$99,504	$104,172	$105,160

Ameriprise Financial, Inc.

Investment Detail

						1Q ’07 vs. 1Q ’06
(in millions unless otherwise noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change
Net Investment Income
Investment income on fixed maturities	$543	$522	$524	$531	$515	(5)%
Realized gains (losses)	4	6	14	27	9	#
Income related to interest credited and benefits line hedges	1	(13)	18	15	(3)	#
Other (including seed money)	26	7	(14)	(7)	(3)	#
Total net investment income	$574	$522	$542	$566	$518	(10)%

Equity by Legal Entity
RiverSource Life Insurance Company	$5,009	$4,818	$5,227	$5,270	$5,167	3%
IDS Property Casualty Insurance Company	513	506	534	557	575	12%
Ameriprise Certificate Company	225	199	234	230	229	2%
Ameriprise Bank, FSB	—	—	172	169	172	—
Other	1,594	1,712	1,586	1,699	1,588	—
Total equity by legal entity	$7,341	$7,235	$7,753	$7,925	$7,731	5%

Mortgage and Other Asset-Backed Securities Portfolio Detail - Fair Value (in billions)
RiverSource Life Consolidated
Mortgage backed securities	$6.2	$6.0	$5.7	$5.4	$5.2	(16)%
Commercial mortgage backed securities	3.0	3.0	3.0	2.9	2.9	(3)%
Asset backed securities	1.2	1.0	0.9	1.0	0.8	(33)%
Total	$10.4	$10.0	$9.6	$9.3	$8.9	(14)%

Ameriprise Financial, Inc.
Mortgage backed securities	$8.4	$8.0	$7.8	$7.7	$7.4	(12)%
Commercial mortgage backed securities	3.5	3.4	3.4	3.4	3.3	(6)%
Asset backed securities	1.5	1.4	1.3	1.2	1.3	(13)%
Total	$13.4	$12.8	$12.5	$12.3	$12.0	(10)%

Mortgage Loans on Real Estate
Mortgage loans on real estate	$3,147	$3,129	$3,111	$3,096	$3,031	(4)%
Allowance for loan losses	(41)	(40)	(40)	(40)	(40)	2%
Mortgage loans on real estate, net	$3,106	$3,089	$3,071	$3,056	$2,991	(4)%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Selected Balance Sheet Information

	1 Qtr 2006		2 Qtr 2006		3 Qtr 2006		4 Qtr 2006		1 Qtr 2007
(in billions, unaudited)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Earning Assets by Type
Equity	—	—	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Fixed income	37.6%	37.2%	36.8%	36.1%	34.2%	33.9%	31.9%	31.7%	30.4%	30.3%
Separate accounts	50.4%	50.8%	50.8%	51.4%	52.4%	52.6%	55.2%	55.4%	57.2%	57.3%
Other	12.0%	12.0%	12.3%	12.4%	13.3%	13.4%	12.8%	12.8%	12.3%	12.3%

Available-for-Sale (AFS) Investments
Corporate debt securities	$18.5	$18.1	$18.1	$17.5	$17.5	$17.3	$17.0	$16.8	$16.3	$16.1
Mortgage and other asset-backed securities	13.7	13.4	13.2	12.8	12.7	12.5	12.5	12.3	12.1	12.0
State and municipal obligations	0.9	0.9	1.0	1.0	1.0	1.1	1.0	1.1	1.1	1.1
U.S. government and agencies obligations	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4	0.4
Foreign government bonds and obligations	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Common and preferred stocks	—	—	0.1	0.1	0.1	0.1	0.1	0.1	—	0.1
Other debt	0.2	0.3	0.3	0.3	0.1	—	0.1	0.1	—	—
Total AFS investments	$33.8	$33.2	$33.2	$32.2	$31.9	$31.5	$31.2	$30.9	$30.0	$29.8

AFS Fixed Maturity Asset Quality
AAA	43%		43%		43%		43%		44%
AA	8%		8%		8%		9%		10%
A	19%		18%		18%		17%		16%
BBB	23%		24%		24%		24%		24%
Below investment grade	7%		7%		7%		7%		6%

SFAS 115 related mark-to-market amount in assets, pretax	$(0.6)		$(1.0)		$(0.4)		$(0.3)		$(0.2)

Ameriprise Financial, Inc.

Adjusted Segment Information

Excluding Separation Costs

						1Q ’07 vs. 1Q ’06	Full Year
(in millions unless otherwise noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Asset Accumulation and Income	$1,422	$1,493	$1,423	$1,590	$1,497	5%	$5,928
Protection	473	496	498	502	500	6%	1,969
Corporate and Other and Eliminations	54	64	56	69	66	22%	243
Total revenues	1,949	2,053	1,977	2,161	2,063	6%	8,140

Expenses
Asset Accumulation and Income	1,194	1,271	1,231	1,341	1,265	6%	5,037
Protection	399	404	347	396	399	—	1,546
Adjusted Corporate and Other and Eliminations	98	108	95	98	98	—	399
Total adjusted expenses	1,691	1,783	1,673	1,835	1,762	4%	6,982

Pretax Segment Income
Asset Accumulation and Income	228	222	192	249	232	2%	891
Protection	74	92	151	106	101	36%	423
Adjusted Corporate and Other and Eliminations	(44)	(44)	(39)	(29)	(32)	27%	(156)
Total adjusted pretax segment income	$258	$270	$304	$326	$301	17%	$1,158

Allocated Equity
Asset Accumulation and Income	$3,851	$3,767	$3,910	$3,811	$3,640	(5)%	$3,811
Protection	2,173	2,234	2,246	2,261	2,280	5%	2,261
Corporate and Other and Eliminations	1,759	1,900	1,823	2,062	1,954	11%	2,062
Other comprehensive income	(442)	(666)	(226)	(209)	(143)	68%	(209)
Total shareholders’ equity	$7,341	$7,235	$7,753	$7,925	$7,731	5%	$7,925

Gross Dealer Concession
Asset Accumulation and Income	$423	$443	$446	$487	$514	22%	$1,799
Protection	52	52	51	54	51	(2)%	209
Corporate and Other and Eliminations	52	50	48	55	59	13%	205
Total gross dealer concession	$527	$545	$545	$596	$624	18%	$2,213

Owned, Managed and Administered Assets (in billions)
Owned Assets
Asset Accumulation and Income	$74.4	$72.6	$76.0	$79.7	$80.3	8%	$79.7
Protection	13.0	14.1	14.6	15.2	16.0	23%	15.2
Corporate and Other and Eliminations	1.7	2.4	2.1	2.3	1.9	12%	2.3
Total owned assets	89.1	89.1	92.7	97.2	98.2	10%	97.2
Managed Assets
Asset Accumulation and Income	276.2	276.1	283.4	299.8	305.3	11%	299.8
Total managed assets	276.2	276.1	283.4	299.8	305.3	11%	299.8
Administered Assets
Asset Accumulation and Income	80.4	62.7	63.9	69.1	70.4	(12)%	69.1
Total administered assets	80.4	62.7	63.9	69.1	70.4	(12)%	69.1
Total owned, managed and administered assets	$445.7	$427.9	$440.0	$466.1	$473.9	6%	$466.1

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Income Statements

						1Q ’07 vs. 1Q ’06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Management, financial advice and service fees	$646	$654	$657	$749	$718	11%	$2,706
Distribution fees	273	297	272	344	317	16%	1,186
Net investment income	475	427	443	454	415	(13)%	1,799
Other revenues	28	115	51	43	47	68%	237
Total revenues	1,422	1,493	1,423	1,590	1,497	5%	5,928

Expenses
Compensation and benefits - field	366	376	370	425	419	14%	1,537
Interest credited to account values	288	271	281	279	253	(12)%	1,119
Benefits, claims, losses and settlement expenses	4	12	3	22	(8)	#	41
Amortization of deferred acquisition costs	87	91	98	63	99	14%	339
Interest and debt expense	3	5	4	3	3	—	15
Other expenses	446	516	475	549	499	12%	1,986
Total expenses	1,194	1,271	1,231	1,341	1,265	6%	5,037
Pretax segment income	$228	$222	$192	$249	$232	2%	$891

Other Information
Net investment gains (losses), pretax	$1	$6	$12	$21	$8	#	$40
Contribution margin	53.7%	55.9%	54.0%	54.3%	55.6%		54.5%
Allocated equity	$3,851	$3,767	$3,910	$3,811	$3,640	(5)%	$3,811
Return on allocated equity for pretax segment income	20.5%	21.7%	21.8%	23.2%	23.6%		23.2%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Revenues by Product

						1Q ’07 vs. 1Q ’06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Management, financial advice and service fees
Asset management	$293	$296	$294	$347	$294	—	$1,230
Variable annuities	138	146	150	171	177	28%	605
Fixed annuities	1	2	2	1	2	#	6
Brokerage, banking and other	214	210	211	230	245	14%	865
Total management, financial advice and service fees	646	654	657	749	718	11%	2,706

Distribution fees
Asset management	46	42	37	39	39	(15)%	164
Variable annuities	10	10	10	8	10	—	38
Fixed annuities	3	3	2	2	2	(33)%	10
Brokerage, banking and other	214	242	223	295	266	24%	974
Total distribution fees	273	297	272	344	317	16%	1,186

Net investment income
Asset management	11	4	22	3	12	9%	40
Variable annuities	71	68	67	63	54	(24)%	269
Fixed annuities	304	278	267	288	258	(15)%	1,137
Certificates	74	60	70	70	61	(18)%	274
Brokerage, banking and other	15	17	17	30	30	#	79
Total net investment income	475	427	443	454	415	(13)%	1,799

Other revenues
Asset management	8	99	28	20	18	#	155
Variable annuities	10	11	12	14	16	60%	47
Brokerage, banking and other	10	5	11	9	13	30%	35
Total other revenues	28	115	51	43	47	68%	237

Total revenues	$1,422	$1,493	$1,423	$1,590	$1,497	5%	$5,928

Total revenues
Asset management	$358	$441	$381	$409	$363	1%	$1,589
Variable annuities	229	235	239	256	257	12%	959
Fixed annuities	308	283	271	291	262	(15)%	1,153
Certificates	74	60	70	70	61	(18)%	274
Brokerage, banking and other	453	474	462	564	554	22%	1,953

Total revenues	$1,422	$1,493	$1,423	$1,590	$1,497	5%	$5,928

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Retail Managed Assets Rollforwards

						1Q ’07 vs. 1Q ’06	Full Year
(in billions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
RiverSource Managed Mutual Funds
Beginning assets	$76.6	$78.2	$76.4	$78.2	$81.7	7%	$76.6
Sales	3.5	4.0	4.5	4.2	4.4	26%	16.2
Redemptions	(5.6)	(4.6)	(4.9)	(5.1)	(4.9)	13%	(20.2)
Market appreciation (depreciation)	3.7	(1.2)	2.4	4.6	1.2	(68)%	9.5
Other	—	—	(0.2)	(0.2)	(0.3)	#	(0.4)
Total ending assets	$78.2	$76.4	$78.2	$81.7	$82.1	5%	$81.7

Percent of Ending Assets Subadvised by Others	10%	10%	10%	11%	11%		11%

RiverSource Managed Mutual Funds by Type
Equity mutual funds	$39.1	$37.2	$37.4	$39.0	$38.6	(1)%	$39.0
Taxable fixed income mutual funds	8.1	7.9	8.1	8.0	8.2	1%	8.0
Tax-exempt fixed income mutual funds	5.3	5.0	4.9	4.8	4.6	(13)%	4.8
Money market mutual funds	3.6	3.9	4.3	4.5	4.6	28%	4.5
Hybrid and other mutual funds	2.7	2.8	2.9	3.2	3.3	22%	3.2
Variable product funds (1)	19.4	19.6	20.6	22.2	22.8	18%	22.2
Total ending assets	$78.2	$76.4	$78.2	$81.7	$82.1	5%	$81.7

Threadneedle Managed Mutual Funds
Beginning assets	$14.0	$15.3	$14.9	$15.6	$16.6	19%	$14.0
Sales	1.3	1.3	1.2	1.3	1.7	31%	5.1
Redemptions	(1.4)	(1.6)	(1.5)	(1.9)	(1.9)	(36)%	(6.4)
Market appreciation (depreciation)	1.1	(0.8)	0.6	0.9	0.4	(64)%	1.8
Foreign currency translation	0.1	0.7	0.4	0.7	0.1	––	1.9
Other	0.2	––	––	—	(0.1)	#	0.2
Total ending assets	$15.3	$14.9	$15.6	$16.6	$16.8	10%	$16.6

Threadneedle Managed Mutual Funds by Type
Equity mutual funds	$11.5	$11.0	$11.5	$12.2	$12.3	7%	$12.2
Fixed income mutual funds	2.9	3.0	3.1	3.3	3.4	17%	3.3
Money market mutual funds	0.3	0.3	0.3	0.3	0.2	(33)%	0.3
Hybrid and other mutual funds	0.6	0.6	0.7	0.8	0.9	50%	0.8
Total ending assets	$15.3	$14.9	$15.6	$16.6	$16.8	10%	$16.6

RiverSource Collective Funds
Beginning assets	$11.3	$11.0	$10.9	$11.0	$10.2	(10)%	$11.3
Net Flows	(0.6)	––	(0.2)	(1.1)	(0.3)	50%	(1.9)
Market appreciation (depreciation)	0.3	––	0.2	0.3	0.1	(67)%	0.8
Other	––	(0.1)	––	––	––	––	(0.1)
Total ending assets	$11.0	$10.9	$11.0	$10.2	$10.0	(9)%	$10.2

(1)   Difference between Variable product funds and Variable product liabilities, as shown on page 14, represents a timing difference of dividends declared and reinvested into the funds.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Institutional Managed Assets Roll Forward and Management Fee Information

Institutional Managed Assets Rollforwards

						1Q ’07 vs. 1Q ’06	Full Year
(in billions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
RiverSource Managed Institutional Accounts
Beginning assets	$27.2	$27.5	$27.3	$26.9	$27.9	3%	$27.2
Sales	1.4	0.6	0.9	1.8	1.8	29%	4.7
Redemptions	(0.8)	(0.6)	(1.7)	(0.9)	(1.1)	(38)%	(4.0)
Market appreciation (depreciation)	0.1	(0.1)	0.3	0.2	0.1	––	0.5
Other	(0.4)	(0.1)	0.1	(0.1)	––	#	(0.5)
Total ending assets	$27.5	$27.3	$26.9	$27.9	$28.7	4%	$27.9

RiverSource Managed Institutional Assets by Type
Equity ending assets	$2.5	$2.5	$2.6	$2.9	$3.0	20%	$2.9
Fixed income ending assets	24.8	24.3	23.8	24.1	25.2	2%	24.1
Money market ending assets	0.2	0.4	0.4	0.8	0.4	#	0.8
Other ending assets	––	0.1	0.1	0.1	0.1	––	0.1
Total ending assets	$27.5	$27.3	$26.9	$27.9	$28.7	4%	$27.9

Threadneedle Managed Institutional Accounts
Beginning assets	$99.6	$104.1	$105.2	$108.0	$115.1	16%	$99.6
Sales	4.6	5.8	5.4	5.9	5.3	15%	21.7
Redemptions	(5.5)	(6.8)	(7.6)	(7.9)	(7.4)	(35)%	(27.8)
Market appreciation (depreciation)	4.0	(3.3)	1.6	3.0	1.1	(73)%	5.3
Foreign currency translation	0.7	4.4	2.8	5.0	0.5	(29)%	12.9
Other	0.7	1.0	0.6	1.1	0.9	29%	3.4
Total ending assets	$104.1	$105.2	$108.0	$115.1	$115.5	11%	$115.1

Threadneedle Managed Institutional Assets by Type
Equity ending assets	$53.9	$52.5	$54.0	$57.8	$57.8	7%	$57.8
Fixed income ending assets	33.7	35.9	36.9	38.4	39.8	18%	38.4
Money market ending assets	5.8	5.3	5.1	6.0	4.6	(21)%	6.0
Other ending assets	10.7	11.5	12.0	12.9	13.3	24%	12.9
Total ending assets	$104.1	$105.2	$108.0	$115.1	$115.5	11%	$115.1

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Financial Advisor Managed Assets Rollforwards

						1Q ’07 vs. 1Q ’06	Full Year
(in billions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Ameriprise Wrap Accounts
Beginning assets	$49.7	$54.9	$56.7	$59.9	$65.9	33%	$49.7
Mutual fund net flows	1.9	1.9	1.2	1.3	2.5	32%	6.3
Market appreciation (depreciation) and other	3.3	(0.1)	2.0	4.7	1.5	(55)%	9.9
Total ending assets	$54.9	$56.7	$59.9	$65.9	$69.9	27%	$65.9

Money Market Funds as a % of Ending Assets	4.3%	6.2%	5.9%	6.4%	5.9%		6.4%

SAI Wrap Accounts
Beginning assets	$8.0	$9.1	$9.8	$10.2	$10.5	31%	$8.0
Net flows	0.6	0.6	0.3	0.3	0.5	(17)%	1.8
Market appreciation (depreciation) and other	0.5	0.1	0.1	––	0.9	80%	0.7
Total ending assets	$9.1	$9.8	$10.2	$10.5	$11.9	31%	$10.5

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Owned Assets Related to Variable Products

						1Q ’07 vs. 1Q ’06	Full Year
(in billions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Variable Annuities (1)
Beginning balance	$33.2	$36.1	$36.7	$39.3	$43.5	31%	$33.2
Deposits	2.1	2.5	2.4	2.6	2.6	24%	9.6
Withdrawals and surrenders	(1.0)	(1.2)	(1.0)	(1.1)	(1.2)	(20)%	(4.3)
Net flows	1.1	1.3	1.4	1.5	1.4	27%	5.3
Investment performance and interest credited	1.9	(0.8)	1.1	2.5	0.7	(63)%	4.7
Other	(0.1)	0.1	0.1	0.2	0.2	#	0.3
Total ending balance - contract reserves	$36.1	$36.7	$39.3	$43.5	$45.8	27%	$43.5

Assets Managed by RiverSource
Variable annuity separate account liabilities	$17.2	$17.3	$18.1	$19.7	$20.5	19%
Variable universal life liabilities (2)	2.3	2.3	2.4	2.6	2.6	13%

Assets Managed by Threadneedle	$4.0	$4.0	$4.2	$4.6	$4.5	13%

(1) The fixed portion of the Variable annuities product is included in the Fixed annuities product account values on page 15.

(2) Revenue associated with this product is included in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Net Investment Income and Spread Products

						1Q ‘07 vs. 1Q ‘06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Net Investment Income
Realized gains (losses)	$1	$6	$12	$21	$8	#	$40
Income related to interest credited and benefits line hedges	1	(13)	18	15	(3)	#	21
Net investment income	$475	$427	$443	$454	$415	(13)%	$1,799

Certificates (Excluding Discontinued Operations)
Beginning balance	$5,649	$5,180	$4,863	$4,608	$4,720	(16)%	$5,649
Deposits	471	$378	390	706	238	(49)%	1,945
Withdrawals and surrenders	(993)	$(738)	(700)	(653)	(447)	55%	(3,084)
Net flows	(522)	(360)	(310)	53	(209)	60%	(1,139)
Interest credited	55	42	56	58	51	(7)%	211
Other	(2)	1	(1)	1	(1)	50%	(1)
Total ending balance	$5,180	$4,863	$4,608	$4,720	$4,561	(12)%	$4,720

Asset earnings rate	4.89%	4.93%	4.92%	4.90%	4.97%		4.91%
Crediting rate	(3.48)%	(3.66)%	(3.92)%	(4.15)%	(4.28)%		(3.79)%
Spread (1)	1.41%	1.27%	1.00%	0.75%	0.69%		1.12%

Annuities Fixed Account Balances
Beginning balance	$26,126	$25,529	$24,801	$23,977	$23,133	(11)%	$26,126
Deposits	237	221	232	183	129	(46)%	873
Withdrawals and surrenders	(1,060)	(1,176)	(1,238)	(1,237)	(1,247)	(18)%	(4,711)
Net flows	(823)	(955)	(1,006)	(1,054)	(1,118)	(36)%	(3,838)
Policyholder interest credited	236	230	228	223	205	(13)%	917
Other	(10)	(3)	(46)	(13)	(2)	80%	(72)
Total ending balance	$25,529	$24,801	$23,977	$23,133	$22,218	(13)%	$23,133

Capitalized Interest	$3	$2	$3	$2	$2	(33)%	$10
Ending Balance Attributable to Variable Annuities Fixed Sub-Accounts	$6,810	$6,572	$6,277	$5,975	$5,674	(17)%	$5,975

Asset earnings rate	5.83%	5.64%	5.21%	5.57%	5.56%		5.57%
Crediting rate	(3.54)%	(3.54)%	(3.56)%	(3.57)%	(3.56)%		(3.55)%
Spread (2)	2.29%	2.10%	1.65%	2.00%	2.00%		2.02%

(1)  The investment income effect of options backing the Stock Market Certificate and the corresponding credited amounts to certificate holders has been excluded from these rates.

(2)  Attributable to interest sensitive products only, which has ranged between 87% to 89% of the total ending annuities fixed accounts balance in the periods reported.  The asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Selected Asset Management Performance Information

	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007
RiverSource Mutual Fund Performance (1)

Equity - 12 month	73%	69%	73%	77%	56%

Fixed Income - 12 month	50%	44%	78%	72%	83%

Taxable Fixed Income - 12 month	78%	67%	78%	67%	86%

Tax-exempt Fixed Income - 12 month	22%	22%	78%	78%	78%

Equity - 3 year	56%	53%	58%	63%	65%

Fixed Income - 3 year	43%	41%	47%	53%	44%

Taxable Fixed Income - 3 year	80%	63%	75%	75%	67%

Tax-exempt Fixed Income - 3 year	22%	22%	22%	33%	22%

Threadneedle Mutual Fund Performance (2)

Equity - 12 month	84%	83%	72%	63%	57%

Fixed Income - 12 month	78%	44%	67%	56%	44%

Equity - 3 year	41%	59%	64%	57%	50%

Fixed Income - 3 year	56%	56%	78%	67%	56%

(1) Percent of funds, equal weighted in top 2 Lipper quartiles.

(2) Percent of funds, equal weighted in top 2 S&P quartiles.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc. or index funds.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party subadvised funds.

Aggregated data only includes mutual funds in existence as of current quarter end. Refer to Exhibit A for RiverSource individual mutual fund performance rankings and other important disclosures.

Exhibit A includes RiverSource performance rankings for funds subadvised by non-affiliated advisors for general reference although not included in the summary above.

Ameriprise Financial, Inc.

Asset Accumulation and Income Segment

Deferred Acquisition Costs Rollforwards

						1Q ‘07 vs. 1Q ‘06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Variable Annuities
Beginning balance	$1,719	$1,809	$1,887	$1,926	$2,004	17%	$1,719
Capitalization	112	113	119	121	121	8%	465
Amortization	(48)	(56)	(69)	(34)	(68)	(42)%	(207)
SOP 05-1 (cumulative pretax impact)	––	––	––	––	(146)	––	––
Other (FAS 115)	26	21	(11)	(9)	(13)	#	27
Total ending balance	$1,809	$1,887	$1,926	$2,004	$1,898	5%	$2,004

Fixed Annuities
Beginning balance	$396	$391	$381	$359	$343	(13)%	$396
Capitalization	6	5	5	3	2	(67)%	19
Amortization	(21)	(22)	(17)	(20)	(21)	––	(80)
SOP 05-1 (cumulative pretax impact)	––	––	––	––	(7)	––	––
Other (FAS 115)	10	7	(10)	1	(2)	#	8
Total ending balance	$391	$381	$359	$343	$315	(19)%	$343

Other
Beginning balance	$109	$95	$88	$80	$74	(32)%	$109
Capitalization	5	5	4	4	5	––	18
Amortization	(18)	(13)	(12)	(9)	(10)	44%	(52)
SOP 05-1 (cumulative pretax impact)	––	––	––	––	––	––	––
Other (FAS 115)	(1)	1	––	(1)	––	#	(1)
Total ending balance	$95	$88	$80	$74	$69	(27)%	$74

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Income Statements

						1Q ‘07 vs. 1Q ‘06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Management, financial advice and service fees	$19	$19	$20	$22	$22	16%	$80
Distribution fees	28	27	27	29	28	––	111
Net investment income	89	86	87	92	89	––	354
Premiums	226	234	249	246	245	8%	955
Other revenues	111	130	115	113	116	5%	469
Total revenues	473	496	498	502	500	6%	1,969

Expenses
Compensation and benefits - field	23	22	22	21	25	9%	88
Interest credited to account values	36	36	36	37	34	(6)%	145
Benefits, claims, losses and settlement expenses	223	213	230	223	227	2%	889
Amortization of deferred acquisition costs	41	62	(11)	41	35	(15)%	133
Other expenses	76	71	70	74	78	3%	291
Total expenses	399	404	347	396	399	––	1,546
Pretax segment income	$74	$92	$151	$106	$101	36%	$423

Other Information
Net investment gains (losses), pretax	$2	$––	$2	$6	$1	(50)%	$10
Contribution margin	40.4%	45.4%	42.2%	44.0%	42.8%		43.0%
Allocated equity	$2,173	$2,234	$2,246	$2,261	$2,280	5%	$2,261
Return on allocated equity for pretax segment income	19.7%	17.7%	18.1%	19.1%	20.1%		19.1%
Return on allocated equity for adjusted pretax segment income	17.7%	17.3%	18.1%	19.1%	20.1%		19.1%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Revenues by Product

						1Q ‘07 vs. 1Q ‘06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Management, financial advice and service fees
VUL / UL	$18	$18	$19	$21	$21	17%	$76
Auto and Home	1	1	1	––	1	––	3
Disability income, LTC and other	––	––	––	1	––	––	1
Total management, financial advice and service fees	19	19	20	22	22	16%	80

Distribution fees
VUL / UL	18	19	18	18	19	6%	73
Auto and Home	1	––	––	1	––	#	2
Disability income, LTC and other	9	8	9	10	9	––	36
Total distribution fees	28	27	27	29	28	––	111

Net investment income
VUL / UL	31	29	27	30	29	(6)%	117
Traditional life	4	4	4	4	4	––	16
Auto and Home	10	10	14	11	11	10%	45
Disability income, LTC and other	44	43	42	47	45	2%	176
Total net investment income	89	86	87	92	89	––	354

Premiums
Traditional life	18	18	19	18	19	6%	73
Auto and Home	127	134	135	140	141	11%	536
Intercompany premiums (1)	6	5	5	7	9	50%	23
Disability income, LTC and other	75	77	90	81	76	1%	323
Total premiums	226	234	249	246	245	8%	955

Other revenues
VUL / UL	111	132	111	114	116	5%	468
Auto and Home	(1)	––	1	––	––	#	––
Disability income, LTC and other	1	(2)	3	(1)	––	#	1
Total other revenues	111	130	115	113	116	5%	469
Total revenues	$473	$496	$498	$502	$500	6%	$1,969

Total revenues by product
VUL / UL	$178	$198	$175	$183	$185	4%	$734
Traditional life	22	22	23	22	23	5%	89
Auto and Home	138	145	151	152	153	11%	586
Intercompany premiums (1)	6	5	5	7	9	50%	23
Disability income, LTC and other	129	126	144	138	130	1%	537
Total revenues by product	$473	$496	$498	$502	$500	6%	$1,969

(1) Intercompany E&O premiums are eliminated in the Corporate and Other and Eliminations segment.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Selected Statistical Information

						1Q ‘07 vs. 1Q ‘06	Full Year
(in millions unless otherwise noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Sales
VUL/UL (1)	$90	$86	$84	$90	$83	(8)%	$350
Term and whole life	5	5	4	6	5	—	20
Disability income	5	5	5	5	5	—	20
Brokered insurance and other	$10	$10	$11	$9	$9	(10)%	$40

Lapse Rate
VUL/UL	5.7%	5.6%	6.1%	5.8%	5.6%		5.8%

Face Amount Outstanding
VUL/UL	$107,531	$108,974	$110,419	$111,889	$113,104	5%	$111,889
Term and whole life	54,346	56,517	58,293	60,278	62,438	15%	60,278
Other (2)	1,906	1,882	1,867	1,855	1,832	(4)%	1,855
Total face amount outstanding	$163,783	$167,373	$170,579	$174,022	$177,374	8%	$174,022

Policyholder Reserves (net)
VUL/UL	$7,708	$7,653	$7,882	$8,334	$8,480	10%	$8,334
Term and whole life	234	237	235	234	234	—	234
Disability income	368	374	381	386	408	11%	386
Long term care and other	$2,133	$2,147	$2,167	$2,197	$2,215	4%	$2,197

Net Amount at Risk (3)
VUL/UL	$48,047	$47,731	$47,019	$46,327	$45,939	(4)%	$46,327
Term and whole life	$15,449	$15,435	$15,091	$15,039	$14,936	(3)%	$15,039

Auto and Home Insurance
Policy count (in thousands)	459	469	481	490	496	8%	490
Loss ratio	82.8%	74.4%	82.8%	76.1%	71.0%		79.0%
Expense ratio	14.9%	15.7%	15.8%	15.4%	18.2%		15.4%

(1)  Includes lump sum deposits.

(2)  Includes only other life insurance.

(3)  Face amount outstanding less policyholder reserves net of re-insurance.

# Variance of 100% or greater.

Ameriprise Financial, Inc.
Protection Segment

Product Rollforwards

						1Q ’07 vs. 1Q ’06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Future Policy Benefits and Policyholder Account Balances
VUL/UL
Beginning balance	$7,327	$7,708	$7,653	$7,882	$8,334	14%	$7,327
Premiums and deposits	266	264	263	278	275	3%	1,071
Investment performance and interest credited	339	(98)	183	407	121	(64)%	831
Withdrawals and surrenders	(242)	(244)	(237)	(257)	(264)	(9)%	(980)
Other	18	23	20	24	14	(25)%	85
Total ending balance	$7,708	$7,653	$7,882	$8,334	$8,480	10%	$8,334

Deferred Acquisition Costs
VUL/UL
Beginning balance	$1,371	$1,397	$1,422	$1,492	$1,507	10%	$1,371
Capitalization	34	31	30	31	36	6%	126
Amortization	(14)	(10)	38	(14)	(10)	29%	––
SOP 05-1 (cumulative pretax impact)	––	––	––	––	(51)	––	––
Other (FAS 115)	6	4	2	(2)	(4)	#	10
Total ending balance	$1,397	$1,422	$1,492	$1,507	$1,478	6%	$1,507

Term and Whole Life
Beginning balance	$101	$102	$104	$105	$109	8%	$101
Capitalization	6	6	6	7	7	17%	25
Amortization	(6)	(4)	(4)	(3)	(2)	67%	(17)
Other	1	––	(1)	––	––	#	––
Total ending balance	$102	$104	$105	$109	$114	12%	$109

Disability Income, LTC and Other
Beginning balance	$448	$446	$447	$448	$448	––	$448
Capitalization	15	12	13	12	14	(7)%	52
Amortization	(16)	(13)	(11)	(12)	(12)	25%	(52)
Other	(1)	2	(1)	––	––	#	––
Total ending balance	$446	$447	$448	$448	$450	1%	$448

Auto and Home
Beginning balance	$38	$40	$13	$13	$14	(63)%	$38
Capitalization	7	8	12	12	11	57%	39
Amortization	(5)	(35)	(12)	(12)	(11)	#	(64)
Other	––	––	––	1	(1)	––	1
Total ending balance	$40	$13	$13	$14	$13	(68)%	$14

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate and Other and Eliminations Segment

Income Statements

						1Q ’07 vs. 1Q ’06	Full Year
(in millions, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	1 Qtr 2007	% Change	2006
Revenues
Management, financial advice and service fees	$45	$48	$43	$43	$51	13%	$179
Distribution fees	––	1	1	1	(1)	––	3
Net investment income (loss)	10	9	12	20	14	40%	51
Premiums (1)	(6)	(5)	(5)	(7)	(9)	(50)%	(23)
Other revenues	5	11	5	12	11	#	33
Total revenues	54	64	56	69	66	22%	243

Expenses
Compensation and benefits - field	34	38	36	32	42	24%	140
Interest and debt expense	20	23	28	30	29	45%	101
Other expenses	44	47	31	36	27	(39)%	158
Total expenses before separation costs	98	108	95	98	98	––	399
Pretax segment loss before separation costs	(44)	(44)	(39)	(29)	(32)	27%	(156)
Separation costs, pretax	67	84	87	123	85	27%	361
Pretax segment loss	$(111)	$(128)	$(126)	$(152)	$(117)	(5)%	$(517)

Other Information
Net investment gains (losses), pretax	$1	$––	$––	$––	$––	#	$1
Allocated equity	$1,759	$1,900	$1,823	$2,062	$1,954	11%	$2,062

(1)  Represents the elimination of intercompany E&O premiums recorded in the Protection segment.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions, unaudited)	March 31, 2006		June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
Balance Sheet Detail
Senior notes	$1,500		$1,500	$1,500	$1,500	$1,500
Medium term notes	––		––	––	––	––
Junior subordinated notes (1)	––		500	500	500	500

Non-recourse debt
Debt of CDO	284		254	254	225	225
Debt of property fund limited partnerships	137		165	––	––	––
Subtotal non-recourse debt	421		419	254	225	225
Total debt	$1,921		$2,419	$2,254	$2,225	$2,225

Total debt excluding non-recourse debt	$1,500		$2,000	$2,000	$2,000	$2,000
Total debt excluding non-recourse debt and 75% equity credit (1)	$1,500		$1,625	$1,625	$1,625	$1,625

Shareholders’ Equity
Common stock	$3		$3	$3	$3	$3
Additional paid-in capital	4,208		4,254	4,291	4,353	4,468
Retained earnings	3,862		3,976	4,123	4,268	4,268
Treasury stock	(290)		(332)	(438)	(490)	(865)
Accumulated other comprehensive income (loss), net of tax	(442)		(666)	(226)	(209)	(143)
Total shareholders’ equity	$7,341		$7,235	$7,753	$7,925	$7,731

Total capital	$9,262		$9,654	$10,007	$10,150	$9,956
Total capital excluding non-recourse debt	8,841		9,235	9,753	9,925	9,731
Junior subordinated notes 75% equity credit (1)	$––		$375	$375	$375	$375

Other Information
Ratio of earnings to fixed charges	6.6	x	5.8 x	6.1 x	6.0 x	6.4 x
Ratio of earnings to fixed charges without non-recourse debt interest	7.8	x	7.0 x	7.0 x	6.5 x	7.0 x

Debt to total capital	20.7%		25.1%	22.5%	21.9%	22.3%
Debt to total capital excluding non-recourse debt	17.0%		21.7%	20.5%	20.2%	20.6%
Debt to total capital excluding non-recourse debt and 75% equity credit	17.0%		17.6%	16.7%	16.4%	16.7%

Double Leverage	106%		106%	107%	105%	110%

	A.M. Best	S&P	Moody’s	Fitch
Financial Strength (as of 3/31/07)
Claims Paying Rating
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	NR	NR	NR

Debt Ratings
Ameriprise Financial, Inc.	a-	A-	A3	A-

(1)      The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (GAAP).  This report includes information on both a GAAP and non-GAAP basis.

Certain non-GAAP measures in this report exclude items that are a direct result of the separation from American Express Company, which consist of AMEX Assurance and non-recurring separation costs.  These non-GAAP financial measures, which management views as important indicators of financial performance, include:

•  Consolidated income statements adjusted to exclude after-tax separation costs;

•  Total expenses before separation costs;

•  Adjusted earnings (adjusted to exclude AMEX Assurance) and separation costs;

•  Income before income tax provision, discontinued operations and separation costs;

•  Income tax provision before tax benefit attributable to separation costs;

•  Income before separation costs;

•  Separation cost, after-tax;

•  Adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and

•  Pretax segment loss before separation costs.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflect the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents a debt to capital ratio excluding non-recourse debt of a CDO consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. Management believes that the debt to capital ratio excluding this non-recourse debt better represents the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Earnings - Income before non-recurring separation costs and excluding AMEX Assurance.

Adjusted Return on Equity - Adjusted return on equity (“ROE”) is calculated using as the numerator adjusted earnings for the last twelve months and as the denominator a five point average of equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter.

Administered Assets - Administered assets include assets for which we provide administrative services such as assets of our clients invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in customers’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated shareholders’ equity, excluding accumulated other comprehensive income (loss), to the Company’s operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to the Company and certain of its subsidiaries.

AMEX Assurance Company - A legal entity owned by IDS Property Casualty Insurance Company (“IDS Property Casualty”) that offers travel and other card insurance to American Express Company (“American Express”) customers. This business prior to our separation from American Express had historically been reported in the Travel Related Services segment of American Express. Under the separation agreement with American Express, 100% of this business was ceded to an American Express subsidiary in return for an arm’s length ceding fee. We expect to sell the legal entity of AMEX Assurance to American Express on or before September 30, 2007 for a fixed price equal to the net book value of AMEX Assurance.

Asset Accumulation and Income Segment - This segment offers products and services, both our own and other companies’, to help our retail clients address identified financial objectives related to asset accumulation and income management. Products and services in this segment are related to asset management, brokerage and banking, and include mutual funds, wrap accounts, variable and fixed annuities, brokerage accounts and investment certificates. This operating segment also serves institutional clients by providing investment management services in separately managed accounts, sub-advisory, and alternative investments. We earn revenues in this segment primarily through fees we receive based on managed assets and annuity separate account assets. These fees are impacted by both market movements and net asset flows. We also earn net investment income on owned assets, principally supporting the fixed annuity and certificate businesses and capital supporting the business, and distribution fees on sales of mutual funds and other products. This segment includes the results of SAFC, which through its operating subsidiary, Securities America, Inc. (“SAI”), operates its own separately branded distribution network.

Auto and Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation, Delta Loyalty Management Services, Inc. and Ford Motor Credit Company. We sell these products through our auto and home subsidiary. IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total shareholders’ equity divided by the number of common shares outstanding and nonforfeitable restricted stock rights vested at period-end.

Branded Advisor Clients - Individual, business, or institutional clients that receive investment advice and other services from an employee of our company or franchisee-based financial advisor including Financial Service Center clients.

Cash Sales - Cash Sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered) or premiums inforce (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in-force, but generates “fee revenue.”

Client Group - In general, a client group consists of accounts for an individual, spouse or domestic partner and any accounts owned for, by or with the individual’s unmarried children under the age of 21.

Clients With a Financial Plan Percentage - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded employees, franchisee advisors and our company’s client service organization.

Company - Ameriprise Financial, Inc. and consolidated subsidiaries. Effective August 1, 2005, we transferred our 50% ownership interest and the related assets and liabilities of American Express International Deposit Company (“AEIDC”) to American Express Company as part of the separation agreement with American Express.

Contribution Margin - Total revenues less compensation and benefits - field, interest credited to account values and benefits, claims, losses and settlement expenses as a percentage of total revenues.

Corporate and Other and Eliminations Segment - This segment consists of income derived from financial planning fees, investment income on corporate level assets including unallocated equity and unallocated corporate expenses. This segment also includes non-recurring costs associated with our separation from American Express. For purposes of presentation in the statistical supplement, this segment also includes eliminations.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Debt to Capital Ratio - A ratio comprised of total debt divided by total capital. This ratio is also presented excluding non-recourse debt of a Collateralized Debt Obligation (“CDO”) consolidated in accordance with FIN 46(R) and non-recourse debt of property fund limited partnerships managed by Threadneedle consolidated in accordance with EITF 04-5. In addition, we provide debt to capital ratio information excluding non-recourse debt that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006.  These junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represents the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Double Leverage - A ratio reflecting parent-company equity investments, including goodwill, in consolidated operating subsidiaries divided by total shareholders’ equity.

Effective Tax Rate on Adjusted Earnings - Represents the ratio of the adjusted income tax provision before tax benefit attributable to separation costs divided by adjusted income before income tax provision and separation costs.

Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”) - EITF 04-5 provides guidance on whether a partnership should be consolidated by one of its partners. Our adoption of EITF 04-5 effective January 1, 2006 resulted in the consolidation of certain limited partnerships for which we are the general partner. As a result, we consolidate certain property fund limited partnerships managed by Threadneedle Investments and certain hedge funds managed by RiverSource Investments.

Financial Plans Sold - The number of financial plans that, during the period, have been paid for and have been or will be provided to a client based on an agreement, less financial plans sold in prior periods not delivered within 14 months.

Gross Dealer Concession - An internal measure based upon the weighted average production of advisor activity used to represent financial results attributable to advisor activity and to determine advisor compensation.

Life Insurance in-Force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets - Managed assets includes client assets for which we provide investment management and other services, such as the assets of the RiverSource family of mutual funds, assets of institutional clients and assets held in our wrap accounts (retail accounts for which we receive a fee based on assets held in the account).  Managed assets also include assets managed by sub-advisors selected by us. Managed assets do not include owned assets or administered assets. These assets are not reported on our Consolidated Balance Sheets.

Mass Affluent - Individuals with $100,000 to $1 million in investable assets.

Mass Affluent and Affluent Client Groups - Client groups with $100,000 or more in invested assets or comparable product values with the our company.

Net Flows - Sales less redemptions plus other. Other includes reinvested dividends.

Net Income Margin - A ratio representing net income as a percentage of total revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets, principally investments in the general and separate accounts of our life insurance subsidiaries, as well as cash and cash equivalents, restricted and segregated cash and receivables.

Pretax Segment Income (Loss) - Segment income (loss) before income tax provision (benefit).

Protection Segment - This segment offers a variety of protection products, both our company’s and other companies’, including life, disability income, long term care and auto and home insurance to address the identified protection and risk management needs of our retail clients. We earn revenues in this operating segment primarily through premiums, fees and charges that we receive to assume insurance-related risk, fees we receive on assets supporting variable universal life separate account balances, and net investment income on owned assets supporting insurance reserves and capital supporting the business.

Ratio of Earnings to Fixed Charges - A ratio comprised of earnings divided by fixed charges.  Earnings are defined as income before income tax provision plus interest and debt expense, interest portion of rental expense, amortization of capitalized interest and adjustments related to equity investments and minority interests in consolidated entities.  Fixed charges are defined as interest and debt expense, the interest portion of rental expense and capitalized interest. The ratio is also presented excluding the effect of interest on non-recourse debt of a Collateralized Debt Obligation consolidated in accordance with FIN 46(R) and the Threadneedle managed property fund limited partnerships consolidated in accordance with EITF 04-5.

Return on Allocated Equity for Pretax Segment Income or Adjusted Pretax Segment Income - Calculated using pretax segment income or adjusted pretax segment income for the last twelve months and the average allocated equity as of the last day of the trailing four quarters.

RiverSource Managed Assets - Managed client assets of RiverSource Investments, LLC, an SEC-registered investment advisor that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Securities America - Securities America Financial Corporation (“SAFC”) is a corporation whose sole function is to hold the stock of its operating subsidiaries, Securities America, Inc. (“SAI”) and Securities America Advisors, Inc. (“SAA”). SAI is a registered broker-dealer and an insurance agency. SAA is an SEC registered investment advisor.

Separate Accounts - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Separation Costs - Our company has incurred significant non-recurring separation costs as a result of the separation from American Express. Separation costs generally consist of costs associated with separating and reestablishing our company’s technology platforms, establishing the Ameriprise Financial brand and advisor and employee retention programs.

Separation Costs, After-Tax - For this non-GAAP presentation of non-recurring separation costs, after-tax is calculated in each quarter using the statutory tax rate of 35%, adjusted for permanent differences, if any.

SOP 05-1 (“Statement of Position”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” - SOP 05-1 provides guidance on accounting for DAC associated with any insurance or annuity contract that is significantly modified or internally replaced with another contract.

Strategic Portfolio Services - Strategic Portfolio Services (“SPS”)  is a non-discretionary investment advisory wrap account program offering mutual funds, publicly traded securities and other financial account features.  SPS provides execution of securities transactions for an asset-based fee, periodic portfolio reviews and ongoing investment advice.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Total Clients - This is the sum of all individual, business, and institutional clients, that receive investment management and/or other services, excluding those clients serviced by SAFC and Threadneedle.

Total Capital - Total shareholders’ equity plus total debt excluding non-recourse debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

EXHIBIT A

RiverSourceSM Mutual Fund Performance and Lipper Ranking

Equity Fund Performance & Lipper Ranking

As of March 31, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	613.90	3/30/2007	1.81	22.16	36%	26.65	51%	22.84	63%
Lipper Fund Ranking / Total Funds in Category					80 / 225		95 / 187		98 / 155
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	7,589.10	3/30/2007	1.14	11.65	84%	16.38	4%	12.36	5%
Lipper Fund Ranking / Total Funds in Category					204 / 243		6 / 189		6 / 125
RiverSourceSM Dividend Opportunity Fund	1,782.20	3/30/2007	1.16	21.25	4%	15.91	8%	7.54	57%
Lipper Fund Ranking / Total Funds in Category					9 / 243		15 / 189		71 / 125
European Region Funds
RiverSourceSM European Equity Fund	129.80	3/30/2007	1.52	23.86	45%	20.17	77%	12.53	82%
Lipper Fund Ranking / Total Funds in Category					44 / 97		70 / 91		64 / 78
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	1,798.90	3/30/2007	1.14	11.72	9%	11.71	15%	8.45	24%
Lipper Fund Ranking / Total Funds in Category					11 / 128		15 / 103		19 / 81
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	766.80	3/30/2007	1.51	12.29	30%	17.55	5%	10.24	32%
Lipper Fund Ranking / Total Funds in Category					26 / 87		3 / 61		16 / 49
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	117.30	3/30/2007	1.46	9.00	65%	12.70	78%	22.75	78%
Lipper Fund Ranking / Total Funds in Category					34 / 52		38 / 48		31 / 39
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	693.70	3/30/2007	1.48	15.36	81%	17.35	63%	11.55	80%
Lipper Fund Ranking / Total Funds in Category					168 / 208		121 / 194		140 / 175
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	126.60	3/30/2007	1.92
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund (2)	562.10	3/30/2007	1.61	17.64	43%	21.12	16%	16.04	22%
Lipper Fund Ranking / Total Funds in Category					82 / 192		23 / 143		26 / 121
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)	208.00	3/30/2007	1.69	13.79	92%	17.10	84%
Lipper Fund Ranking / Total Funds in Category					99 / 107		74 / 88
RiverSourceSM International Select Value Fund (2)	2,320.50	3/30/2007	1.47	17.42	70%	22.47	16%	18.68	24%
Lipper Fund Ranking / Total Funds in Category					75 / 107		14 / 88		15 / 62
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)	107.80	3/30/2007	1.83	17.55	72%	18.33	84%
Lipper Fund Ranking / Total Funds in Category					36 / 49		40 / 47
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	6,732.10	3/30/2007	1.06	10.08	50%	8.65	54%	5.27	44%
Lipper Fund Ranking / Total Funds in Category					394 / 800		361 / 669		247 / 567
RiverSourceSM Fundamental Growth Fund (2)	270.70	3/30/2007	1.42	2.33	99%	3.38	99%
Lipper Fund Ranking / Total Funds in Category					788 / 800		657 / 669
RiverSourceSM Disciplined Equity Fund	2,240.30	3/30/2007	1.07	10.74	41%	10.23	22%
Lipper Fund Ranking / Total Funds in Category					326 / 800		146 / 669
Large Cap Growth Funds
RiverSourceSM Growth Fund	3,437.20	3/30/2007	1.14	5.40	31%	9.05	10%	4.76	14%
Lipper Fund Ranking / Total Funds in Category					221 / 722		58 / 613		67 / 503
Large Cap Value Funds
RiverSourceSM Equity Value Fund	1,242.30	3/30/2007	1.17	11.67	80%	14.89	5%	8.53	27%
Lipper Fund Ranking / Total Funds in Category					400 / 499		21 / 435		87 / 323
RiverSourceSM Large Cap Value Fund	101.80	3/30/2007	1.21	13.23	59%	10.66	64%
Lipper Fund Ranking / Total Funds in Category					291 / 499		276 / 435
RiverSourceSM Value Fund (2)	387.60	3/30/2007	1.26	11.32	86%	9.80	80%	6.84	69%
Lipper Fund Ranking / Total Funds in Category					427 / 499		345 / 435		222 / 323
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	43.80	3/30/2007	5.83
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	1,123.00	3/30/2007	1.12	-0.63	83%	7.02	86%	5.23	79%
Lipper Fund Ranking / Total Funds in Category					517 / 622		425 / 497		310 / 394
RiverSourceSM Aggressive Growth Fund (2)	558.10	3/30/2007	1.69	2.08	65%	9.72	58%
Lipper Fund Ranking / Total Funds in Category					402 / 622		286 / 497

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception		Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Emerginag Market Funds
RiverSourceSM Emerging Markets Fund	9.26	51%	11/13/1996	10.19		11/14/1996	51%
Lipper Fund Ranking / Total Funds in Category		40 / 78					35 / 68
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	10.57	16%	10/15/1990	13.06		10/18/1990	34%
Lipper Fund Ranking / Total Funds in Category		13 / 81					9 / 26
RiverSourceSM Dividend Opportunity Fund	8.32	60%	8/1/1988	10.23		8/4/1988	67%
Lipper Fund Ranking / Total Funds in Category		49 / 81					14 / 20
European Region Funds
RiverSourceSM European Equity Fund			6/26/2000	3.73		6/26/2000	85%
Lipper Fund Ranking / Total Funds in Category							51 / 59
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	6.63	78%	1/23/1985	11.17		1/24/1985	34%
Lipper Fund Ranking / Total Funds in Category		34 / 43					2 / 5
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.93	77%	5/29/1990	6.43		5/31/1990	80%
Lipper Fund Ranking / Total Funds in Category		20 / 25					4 / 4
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	7.22	76%	4/22/1985	8.26		4/25/1985	40%
Lipper Fund Ranking / Total Funds in Category		19 / 24					4 / 9
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	4.56	91%	11/15/1984	9.14		11/15/1984	80%
Lipper Fund Ranking / Total Funds in Category		74 / 81					4 / 4
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund			5/18/2006	20.07
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund (2)			9/28/2001	16.19		9/28/2001	35%
Lipper Fund Ranking / Total Funds in Category							39 / 113
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)			10/3/2002	20.39		10/3/2002	94%
Lipper Fund Ranking / Total Funds in Category							67 / 71
RiverSourceSM International Select Value Fund (2)			9/28/2001	18.82		9/28/2001	31%
Lipper Fund Ranking / Total Funds in Category							19 / 61
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)			10/3/2002	26.27		10/3/2002	64%
Lipper Fund Ranking / Total Funds in Category							24 / 37
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund			3/28/2002	5.26		3/28/2002	44%
Lipper Fund Ranking / Total Funds in Category							247 / 567
RiverSourceSM Fundamental Growth Fund (2)			4/24/2003	7.05		4/24/2003	98%
Lipper Fund Ranking / Total Funds in Category							607 / 622
RiverSourceSM Disciplined Equity Fund			4/24/2003	14.26		4/24/2003	22%
Lipper Fund Ranking / Total Funds in Category							135 / 622
Large Cap Growth Funds
RiverSourceSM Growth Fund	3.69	86%	3/1/1972	11.84		3/2/1972	25%
Lipper Fund Ranking / Total Funds in Category		163 / 190					7 / 27
Large Cap Value Funds
RiverSourceSM Equity Value Fund	7.80	66%	3/20/1995	10.22		3/23/1995	65%
Lipper Fund Ranking / Total Funds in Category		99 / 151					67 / 103
RiverSourceSM Large Cap Value Fund			6/27/2002	10.21		6/27/2002	63%
Lipper Fund Ranking / Total Funds in Category							217 / 346
RiverSourceSM Value Fund (2)			6/18/2001	6.02		6/18/2001	57%
Lipper Fund Ranking / Total Funds in Category							160 / 284
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund			5/18/2006	7.38
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	8.61	60%	6/4/1957		^
Lipper Fund Ranking / Total Funds in Category		97 / 161
RiverSourceSM Aggressive Growth Fund (2)			4/24/2003	17.83		4/24/2003	34%
Lipper Fund Ranking / Total Funds in Category							152 / 451

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Emerging Market Funds
RiverSourceSM Emerging Markets Fund	5.75	15.13	24.17	21.40	8.61	9.56
Lipper Fund Ranking / Total Funds in Category
Equity Income Funds
RiverSourceSM Diversified Equity Income Fund	5.75	5.23	14.11	11.04	9.92	12.66
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Dividend Opportunity Fund	5.75	14.27	13.64	6.28	7.68	9.88
Lipper Fund Ranking / Total Funds in Category
European Region Funds
RiverSourceSM European Equity Fund	5.75	16.74	17.82	11.21		2.83
Lipper Fund Ranking / Total Funds in Category
Flexible Portfolio Funds
RiverSourceSM Strategic Allocation Fund	5.75	5.30	9.53	7.17	6.00	10.87
Lipper Fund Ranking / Total Funds in Category
Global Large Cap Growth Funds
RiverSourceSM Global Equity Fund	5.75	5.83	15.25	8.94	5.31	6.05
Lipper Fund Ranking / Total Funds in Category
Gold-Oriented Funds
RiverSourceSM Precious Metals and Mining Fund	5.75	2.73	10.50	21.31	6.58	7.97
Lipper Fund Ranking / Total Funds in Category
International Large Cap Core Funds
RiverSourceSM International Opportunity Fund	5.75	8.73	15.06	10.24	3.94	8.85
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Growth Funds
RiverSourceSM Disciplined International Equity Fund	5.75					13.16
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Aggressive Growth Fund (2)	5.75	10.88	18.76	14.67		14.94
Lipper Fund Ranking / Total Funds in Category
International Multi Cap Value Funds
RiverSourceSM International Equity Fund (2)	5.75	7.25	14.81			18.81
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM International Select Value Fund (2)	5.75	10.66	20.08	17.29		17.55
Lipper Fund Ranking / Total Funds in Category
International Small/Mid Cap Core Funds
RiverSourceSM International Small Cap Fund (2)	5.75	10.79	16.02			24.62
Lipper Fund Ranking / Total Funds in Category
Large Cap Core Funds
RiverSourceSM Large Cap Equity Fund	5.75	3.75	6.52	4.03		4.03
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Fundamental Growth Fund (2)	5.75	-3.55	1.36			5.45
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Disciplined Equity Fund	5.75	4.37	8.07			12.55
Lipper Fund Ranking / Total Funds in Category
Large Cap Growth Funds
RiverSourceSM Growth Fund	5.75	-0.66	6.91	3.53	3.08	11.65
Lipper Fund Ranking / Total Funds in Category
Large Cap Value Funds
RiverSourceSM Equity Value Fund	5.75	5.25	12.65	7.25	7.17	9.68
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Large Cap Value Fund	5.75	6.72	8.50			8.85
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Value Fund (2)	5.75	4.92	7.65	5.59		4.94
Lipper Fund Ranking / Total Funds in Category
Mid Cap Core Funds
RiverSourceSM Disciplined Small and Mid-Cap Equity Fund	5.75					1.21
Lipper Fund Ranking / Total Funds in Category
Mid Cap Growth Funds
RiverSourceSM Mid Cap Growth Fund	5.75	-6.34	4.93	4.00	7.97		•
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Aggressive Growth Fund (2)	5.75	-3.79	7.57			16.07
Lipper Fund Ranking / Total Funds in Category

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	2,224.80	3/30/2007	1.33	12.59	62%	18.39	10%	14.75	13%
Lipper Fund Ranking / Total Funds in Category					186 / 299		23 / 230		23 / 176
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund	13.20	3/30/2007	1.39
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund	15.50	3/30/2007	1.40
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund	23.60	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund	18.80	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund	21.10	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund	13.40	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund	22.50	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund	6.00	3/30/2007	1.42
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	126.50	3/30/2007	1.12	6.62	62%	4.94	55%
Lipper Fund Ranking / Total Funds in Category					223 / 364		117 / 214
RiverSourceSM Portfolio Builder Moderate Conservative Fund	290.50	3/30/2007	1.13	7.90	28%	6.78	13%
Lipper Fund Ranking / Total Funds in Category					102 / 364		27 / 214
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	1,056.20	3/30/2007	1.25	9.35	48%	9.53	28%
Lipper Fund Ranking / Total Funds in Category					290 / 611		138 / 504
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	1,081.30	3/30/2007	1.01	11.97	11%	8.58	25%	6.41	49%
Lipper Fund Ranking / Total Funds in Category					46 / 423		78 / 312		104 / 212
RiverSourceSM Portfolio Builder Moderate Fund	851.70	3/30/2007	1.18	8.93	48%	8.44	28%
Lipper Fund Ranking / Total Funds in Category					201 / 423		86 / 312
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)	1,134.80	3/30/2007	1.26	11.62	22%	10.20	53%	8.48	26%
Lipper Fund Ranking / Total Funds in Category					188 / 893		344 / 656		124 / 476
RiverSourceSM Portfolio Builder Aggressive Fund	521.00	3/30/2007	1.31	9.78	50%	10.80	40%
Lipper Fund Ranking / Total Funds in Category					442 / 893		260 / 656
RiverSourceSM Portfolio Builder Total Equity Fund	478.90	3/30/2007	1.35	10.27	40%	12.16	19%
Lipper Fund Ranking / Total Funds in Category					352 / 893		123 / 656
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)	579.30	3/30/2007	1.30	16.41	9%	12.01	48%	11.16	10%
Lipper Fund Ranking / Total Funds in Category					37 / 425		159 / 333		25 / 249
Real Estate Funds
RiverSourceSM Real Estate Fund	292.40	3/30/2007	1.55	21.05	54%	24.49	23%
Lipper Fund Ranking / Total Funds in Category					137 / 256		45 / 202
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)	277.20	3/30/2007	0.79	11.23	9.31	5.60
Science & Technology Funds
RiverSourceSM Global Technology Fund	168.00	3/30/2007	1.69	9.57	9%	10.26	11%	8.19	11%
Lipper Fund Ranking / Total Funds in Category					24 / 288		27 / 262		26 / 242
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)	316.00	3/30/2007	1.76	1.62	83%	11.65	57%	9.48	75%
Lipper Fund Ranking / Total Funds in Category					588 / 711		310 / 546		323 / 435
RiverSourceSM Small Cap Value Fund (2)	966.80	3/30/2007	1.49	9.52	15%	13.04	35%	11.11	45%
Lipper Fund Ranking / Total Funds in Category					106 / 711		191 / 546		194 / 435
RiverSourceSM Small Cap Advantage Fund	580.60	3/30/2007	1.37	0.67	88%	9.81	82%	10.55	57%
Lipper Fund Ranking / Total Funds in Category					620 / 711		448 / 546		248 / 435
RiverSourceSM Small Company Index Fund	1,038.00	3/30/2007	0.92	4.62	61%	12.94	38%	10.74	54%
Lipper Fund Ranking / Total Funds in Category					429 / 711		203 / 546		234 / 435
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)	213.70	3/30/2007	1.73	-0.24	59%	7.47	73%	4.23	84%
Lipper Fund Ranking / Total Funds in Category					312 / 534		317 / 438		309 / 368
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund	30.80	3/30/2007	3.27	2.46	93%
Lipper Fund Ranking / Total Funds in Category					248 / 267

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception		Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return		Date	Ranking
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund			2/14/2002	16.31		2/14/2002	11%
Lipper Fund Ranking / Total Funds in Category							19 / 174
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund			5/18/2006	12.93
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund			5/18/2006	14.59
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund			5/18/2006	15.11
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund			5/18/2006	14.89
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund			5/18/2006	15.40
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund			5/18/2006	14.52
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund			5/18/2006	15.23
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund			5/18/2006	14.89
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund			3/4/2004	4.97		3/4/2004	51%
Lipper Fund Ranking / Total Funds in Category							108 / 214
RiverSourceSM Portfolio Builder Moderate Conservative Fund			3/4/2004	6.67		3/4/2004	11%
Lipper Fund Ranking / Total Funds in Category							23 / 214
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund			3/4/2004	9.24		3/4/2004	24%
Lipper Fund Ranking / Total Funds in Category							117 / 500
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	3.55	94%	4/16/1940		^
Lipper Fund Ranking / Total Funds in Category		106 / 112
RiverSourceSM Portfolio Builder Moderate Fund			3/4/2004	8.32		3/4/2004	23%
Lipper Fund Ranking / Total Funds in Category							69 / 308
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)			6/18/2001	6.43		6/18/2001	35%
Lipper Fund Ranking / Total Funds in Category							145 / 417
RiverSourceSM Portfolio Builder Aggressive Fund			3/4/2004	10.32		3/4/2004	31%
Lipper Fund Ranking / Total Funds in Category							196 / 649
RiverSourceSM Portfolio Builder Total Equity Fund			3/4/2004	11.46		3/4/2004	16%
Lipper Fund Ranking / Total Funds in Category							102 / 649
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)			3/8/2002	11.06		3/8/2002	11%
Lipper Fund Ranking / Total Funds in Category							27 / 248
Real Estate Funds
RiverSourceSM Real Estate Fund			3/4/2004	25.08		3/4/2004	23%
Lipper Fund Ranking / Total Funds in Category							46 / 202
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)			10/25/1999	2.21		10/28/1999
Science & Technology Funds
RiverSourceSM Global Technology Fund	8.75	37%	11/13/1996	5.82		11/14/1996	65%
Lipper Fund Ranking / Total Funds in Category		17 / 45					27 / 41
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)			3/8/2002	9.52		3/8/2002	76%
Lipper Fund Ranking / Total Funds in Category							326 / 432
RiverSourceSM Small Cap Value Fund (2)			6/18/2001	12.99		6/18/2001	25%
Lipper Fund Ranking / Total Funds in Category							92 / 374
RiverSourceSM Small Cap Advantage Fund			5/4/1999	8.47		5/6/1999	88%
Lipper Fund Ranking / Total Funds in Category							223 / 253
RiverSourceSM Small Company Index Fund	11.45	56%	8/19/1996	11.02		8/22/1996	62%
Lipper Fund Ranking / Total Funds in Category		76 / 136					65 / 104
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)			1/24/2001	1.07		1/24/2001	74%
Lipper Fund Ranking / Total Funds in Category							236 / 322
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund			2/16/2006	6.03		2/16/2006	90%
Lipper Fund Ranking / Total Funds in Category							235 / 262

A1

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns at POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Mid Cap Value Funds
RiverSourceSM Mid Cap Value Fund	5.75	6.11	16.07	13.40		14.98
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2010 Funds
RiverSourceSM Retirement Plus 2010 Fund	5.75					6.44
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2020 Funds
RiverSourceSM Retirement Plus 2015 Fund	5.75					8.00
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2020 Fund	5.75					8.49
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2030 Funds
RiverSourceSM Retirement Plus 2025 Fund	5.75					8.28
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2030 Fund	5.75					8.77
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target 2040 Funds
RiverSourceSM Retirement Plus 2035 Fund	5.75					7.94
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2040 Fund	5.75					8.61
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Retirement Plus 2045 Fund	5.75					8.28
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Portfolio Builder Conservative Fund	4.75	1.55	3.25			3.32
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Conservative Fund	4.75	2.77	5.06			4.99
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Growth Funds
RiverSourceSM Portfolio Builder Moderate Aggressive Fund	5.75	3.07	7.39			7.16
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Moderate Funds
RiverSourceSM Balanced Fund	5.75	5.53	6.46	5.15	2.93		•
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Moderate Fund	5.75	2.66	6.32			6.25
Lipper Fund Ranking / Total Funds in Category
Multi Cap Core Funds
RiverSourceSM Fundamental Value Fund (2)	5.75	5.20	8.05	7.20		5.34
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Aggressive Fund	5.75	3.46	8.64			8.21
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Portfolio Builder Total Equity Fund	5.75	3.93	9.97			9.33
Lipper Fund Ranking / Total Funds in Category
Multi Cap Value Funds
RiverSourceSM Select Value Fund (2)	5.75	9.71	9.82	9.85		9.77
Lipper Fund Ranking / Total Funds in Category
Real Estate Funds
RiverSourceSM Real Estate Fund	5.75	14.09	22.05			22.69
Lipper Fund Ranking / Total Funds in Category
S&P 500 Index Objective Funds
RiverSourceSM S&P 500 Index Fund (3)	N/A	11.23	9.31	5.60		2.21
Science & Technology Funds
RiverSourceSM Global Technology Fund	5.75	3.27	8.10	6.92	8.11	5.22
Lipper Fund Ranking / Total Funds in Category
Small Cap Core Funds
RiverSourceSM Small Cap Equity Fund (2)	5.75	-4.22	9.47	8.19		8.25
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Value Fund (2)	5.75	3.22	10.83	9.80		11.84
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Cap Advantage Fund	5.75	-5.12	7.67	9.25		7.66
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Small Company Index Fund	5.75	-1.40	10.74	9.44	10.79	10.40
Lipper Fund Ranking / Total Funds in Category
Small Cap Growth Funds
RiverSourceSM Small Cap Growth Fund (2)	5.75	-5.97	5.37	3.00		0.11
Lipper Fund Ranking / Total Funds in Category
Small Cap Value Funds
RiverSourceSM Disciplined Small Cap Value Fund	5.75	-3.43				0.56
Lipper Fund Ranking / Total Funds in Category

^  Since fund inception returns and rankings are not available. Actual fund inception date pre-dates data in Lipper database.

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

(2)  Mutual funds subadvised by advisors not affiliated with Ameriprise Financial, Inc.

(3)  RiverSourceSM S&P 500 Index Fund data is for D shares.

A1

Fixed Income Fund Performance & Lipper Ranking

As of March 31, 2007

Source of Data:  Lipper

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Total Net	Total Net	Total	Rankings and Annualized Returns at NAV (1)
	Assets	Assets	Expense	1 year		3 years		5 years
Class A Shares by Lipper Category	(Mil $)	Date	Ratio	Return	Ranking	Return	Ranking	Return	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund	61.10	3/30/2007	1.81	11.97	27%
Lipper Fund Ranking / Total Funds in Category					15 / 55
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund	98.90	3/30/2007	1.59
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	490.00	3/30/2007	1.38	8.34	29%	3.43	50%	7.99	41%
Lipper Fund Ranking / Total Funds in Category					31 / 106		49 / 97		33 / 81
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	1,939.90	3/30/2007	1.07	11.25	19%	9.44	11%	9.32	43%
Lipper Fund Ranking / Total Funds in Category					83 / 445		42 / 382		133 / 315
RiverSourceSM Income Opportunities Fund	356.90	3/30/2007	1.14	9.52	65%	7.50	56%
Lipper Fund Ranking / Total Funds in Category					288 / 445		211 / 382
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	221.70	3/30/2007	1.09	5.85	62%	2.83	59%
Lipper Fund Ranking / Total Funds in Category					317 / 517		255 / 438
RiverSourceSM Diversified Bond Fund	2,761.50	3/30/2007	0.97	7.42	6%	3.60	16%	4.73	59%
Lipper Fund Ranking / Total Funds in Category					30 / 517		69 / 438		222 / 379
Loan Participation Funds
RiverSourceSM Floating Rate Fund	615.90	3/30/2007	1.29	7.17	18%
Lipper Fund Ranking / Total Funds in Category					10 / 56
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund	199.60	3/30/2007	3.62	10.16	7%
Lipper Fund Ranking / Total Funds in Category					24 / 364
RiverSourceSM Income Builder Moderate Income Fund	449.10	3/30/2007	1.77	11.37	3%
Lipper Fund Ranking / Total Funds in Category					8 / 364
RiverSourceSM Income Builder Enhanced Income Fund	268.60	3/30/2007	2.04	12.14	2%
Lipper Fund Ranking / Total Funds in Category					4 / 364
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	152.00	3/30/2007	1.05	5.70	30%	2.77	21%
Lipper Fund Ranking / Total Funds in Category					45 / 151		29 / 139
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	842.80	3/30/2007	1.03	4.84	49%	2.14	55%	2.81	47%
Lipper Fund Ranking / Total Funds in Category					40 / 82		43 / 78		32 / 68
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	308.90	3/30/2007	0.96	4.69	37%	2.38	45%
Lipper Fund Ranking / Total Funds in Category					44 / 120		29 / 64
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	354.90	3/30/2007	1.17	6.10	49%	3.44	44%	4.53	38%
Lipper Fund Ranking / Total Funds in Category					37 / 75		32 / 73		24 / 63
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	175.20	3/30/2007	0.87	5.14	44%	3.98	49%	5.07	53%
Lipper Fund Ranking / Total Funds in Category					51 / 116		52 / 107		50 / 94
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	3,023.30	3/30/2007	1.08	4.98	45%	3.35	54%	4.69	55%
Lipper Fund Ranking / Total Funds in Category					108 / 241		126 / 233		119 / 217
RiverSourceSM Tax-Exempt Bond Fund	806.50	3/30/2007	0.94	4.88	49%	3.30	58%	4.55	62%
Lipper Fund Ranking / Total Funds in Category					118 / 241		134 / 233		134 / 217
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	85.60	3/30/2007	0.91	4.46	38%	2.43	50%	4.08	50%
Lipper Fund Ranking / Total Funds in Category					60 / 159		70 / 139		57 / 113
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	53.60	3/30/2007	1.08	4.76	41%	3.00	63%	4.18	82%
Lipper Fund Ranking / Total Funds in Category					21 / 51		32 / 50		41 / 49
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	45.70	3/30/2007	1.11	4.36	50%	3.12	57%	4.59	57%
Lipper Fund Ranking / Total Funds in Category					15 / 29		17 / 29		17 / 29
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	336.30	3/30/2007	1.06	4.75	43%	3.16	61%	4.58	61%
Lipper Fund Ranking / Total Funds in Category					21 / 48		28 / 45		28 / 45
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	68.40	3/30/2007	1.20	4.80	52%	3.15	66%	4.64	57%
Lipper Fund Ranking / Total Funds in Category					49 / 95		63 / 95		49 / 85
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	45.80	3/30/2007	1.12	4.29	62%	2.87	63%	4.04	73%
Lipper Fund Ranking / Total Funds in Category					27 / 43		27 / 42		29 / 39

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Rankings and Annualized Returns at NAV (1)
			Fund	Since
	10 years		Inception	Inception	Ranking Since
Class A Shares by Lipper Category	Return	Ranking	Date	Return	Date	Ranking
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund			2/16/2006	9.79	2/16/2006	33%
Lipper Fund Ranking / Total Funds in Category						18 / 54
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund			6/15/2006	7.00
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	5.24	49%	3/20/1989	7.40	3/23/1989	34%
Lipper Fund Ranking / Total Funds in Category		27 / 55				3 / 8
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	5.25	65%	12/8/1983	8.39	12/8/1983	48%
Lipper Fund Ranking / Total Funds in Category		82 / 126				11 / 22
RiverSourceSM Income Opportunities Fund			6/19/2003	8.54	6/19/2003	54%
Lipper Fund Ranking / Total Funds in Category						197 / 364
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund			6/19/2003	2.54	6/19/2003	70%
Lipper Fund Ranking / Total Funds in Category						290 / 414
RiverSourceSM Diversified Bond Fund	5.32	74%	10/3/1974	9.16	10/3/1974	25%
Lipper Fund Ranking / Total Funds in Category		127 / 172				1 / 3
Loan Participation Funds
RiverSourceSM Floating Rate Fund			2/16/2006	7.58	2/16/2006	13%
Lipper Fund Ranking / Total Funds in Category						7 / 55
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund			2/16/2006	9.48	2/16/2006	9%
Lipper Fund Ranking / Total Funds in Category						30 / 362
RiverSourceSM Income Builder Moderate Income Fund			2/16/2006	10.79	2/16/2006	3%
Lipper Fund Ranking / Total Funds in Category						9 / 362
RiverSourceSM Income Builder Enhanced Income Fund			2/16/2006	11.71	2/16/2006	1%
Lipper Fund Ranking / Total Funds in Category						3 / 362
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund			6/19/2003	2.60	6/19/2003	27%
Lipper Fund Ranking / Total Funds in Category						34 / 125
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.22	69%	8/19/1985	6.26	8/22/1985	17%
Lipper Fund Ranking / Total Funds in Category		30 / 43				1 / 5
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund			3/4/2004	2.70	3/4/2004	51%
Lipper Fund Ranking / Total Funds in Category						33 / 64
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund			2/14/2002	4.31	2/14/2002	39%
Lipper Fund Ranking / Total Funds in Category						24 / 62
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	5.04	63%	8/18/1986	5.88	8/31/1986	80%
Lipper Fund Ranking / Total Funds in Category		44 / 69				16 / 19
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.95	53%	5/7/1979	6.84	5/31/1979	48%
Lipper Fund Ranking / Total Funds in Category		73 / 137				11 / 22
RiverSourceSM Tax-Exempt Bond Fund	5.02	49%	11/24/1976	6.01	11/30/1976	75%
Lipper Fund Ranking / Total Funds in Category		67 / 137				6 / 7
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.21	86%	11/13/1996	4.15	11/14/1996	82%
Lipper Fund Ranking / Total Funds in Category		63 / 73				59 / 71
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.59	74%	7/2/1987	5.72	7/31/1987	93%
Lipper Fund Ranking / Total Funds in Category		31 / 41				12 / 12
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.69	60%	7/2/1987	5.89	7/31/1987	88%
Lipper Fund Ranking / Total Funds in Category		16 / 26				7 / 7
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.86	50%	8/18/1986	5.91	8/31/1986	67%
Lipper Fund Ranking / Total Funds in Category		19 / 37				4 / 5
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.90	61%	8/18/1986	5.70	8/31/1986	77%
Lipper Fund Ranking / Total Funds in Category		40 / 65				13 / 16
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.54	70%	7/2/1987	5.70	7/31/1987	89%
Lipper Fund Ranking / Total Funds in Category		25 / 35				8 / 8

A2

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information shown.  You may obtain performance information current to the most recent month-end by visiting riversource.com/funds.

	Annualized Returns @ POP (1)
	Max. Front
	Sales					Since
Class A Shares by Lipper Category	Charge	1 year	3 years	5 years	10 years	Inception
Taxable Funds
Emerging Markets Debt Funds
RiverSourceSM Emerging Markets Bond Fund	4.75	6.65				5.12
Lipper Fund Ranking / Total Funds in Category
Equity Market Neutral Funds
RiverSourceSM Absolute Return Currency & Income Fund	4.75					1.92
Lipper Fund Ranking / Total Funds in Category
Global Income Funds
RiverSourceSM Global Bond Fund	4.75	3.19	1.76	6.94	4.73	7.11
Lipper Fund Ranking / Total Funds in Category
High Current Yield Funds
RiverSourceSM High Yield Bond Fund	4.75	5.96	7.68	8.26	4.74	8.16
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Opportunities Fund	4.75	4.32	5.77			7.16
Lipper Fund Ranking / Total Funds in Category
Intermediate Investment Grade Debt Funds
RiverSourceSM Core Bond Fund	4.75	0.83	1.17			1.23
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Diversified Bond Fund	4.75	2.31	1.93	3.71	4.81	8.99
Lipper Fund Ranking / Total Funds in Category
Loan Participation Funds
RiverSourceSM Floating Rate Fund	4.75	2.08				3.00
Lipper Fund Ranking / Total Funds in Category
Mixed-Asset Target Allocation Conservative Funds
RiverSourceSM Income Builder Basic Income Fund	4.75	4.93				4.82
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Moderate Income Fund	4.75	6.08				6.08
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Income Builder Enhanced Income Fund	4.75	6.82				6.96
Lipper Fund Ranking / Total Funds in Category
Short-Intermediate Investment Grade Debt Funds
RiverSourceSM Limited Duration Bond Fund	4.75	0.68	1.11			1.29
Lipper Fund Ranking / Total Funds in Category
Short U.S. Government Funds
RiverSourceSM Short Duration U.S. Government Fund	4.75	-0.14	0.49	1.81	3.71	6.02
Lipper Fund Ranking / Total Funds in Category
Treasury Inflation Protected Securities Funds
RiverSourceSM Inflation Protected Securities Fund	4.75	-0.29	0.73			1.09
Lipper Fund Ranking / Total Funds in Category
U.S. Mortgage Funds
RiverSourceSM U.S. Government Mortgage Fund	4.75	1.06	1.78	3.52		3.33
Lipper Fund Ranking / Total Funds in Category
Tax-Exempt Funds
California Municipal Debt Funds
RiverSourceSM California Tax-Exempt Fund	4.75	0.15	2.30	4.05	4.53	5.63
Lipper Fund Ranking / Total Funds in Category
General Municipal Debt Funds
RiverSourceSM Tax-Exempt High Income Fund	4.75	-0.01	1.68	3.68	4.44	6.65
Lipper Fund Ranking / Total Funds in Category
RiverSourceSM Tax-Exempt Bond Fund	4.75	-0.10	1.64	3.54	4.51	5.84
Lipper Fund Ranking / Total Funds in Category
Intermediate Municipal Debt Funds
RiverSourceSM Intermediate Tax-Exempt Fund	4.75	-0.51	0.78	3.08	3.70	3.66
Lipper Fund Ranking / Total Funds in Category
Massachusetts Municipal Debt Funds
RiverSourceSM Massachusetts Tax-Exempt Fund	4.75	-0.21	1.34	3.17	4.09	5.46
Lipper Fund Ranking / Total Funds in Category
Michigan Municipal Debt Funds
RiverSourceSM Michigan Tax-Exempt Fund	4.75	-0.59	1.46	3.57	4.18	5.62
Lipper Fund Ranking / Total Funds in Category
Minnesota Municipal Debt Funds
RiverSourceSM Minnesota Tax-Exempt Fund	4.75	-0.23	1.50	3.57	4.36	5.66
Lipper Fund Ranking / Total Funds in Category
New York Municipal Debt Funds
RiverSourceSM New York Tax-Exempt Fund	4.75	-0.18	1.49	3.62	4.39	5.45
Lipper Fund Ranking / Total Funds in Category
Ohio Municipal Debt Funds
RiverSourceSM Ohio Tax-Exempt Fund	4.75	-0.67	1.21	3.03	4.04	5.44
Lipper Fund Ranking / Total Funds in Category

(1)  Since inception returns and rankings for periods less than one year in length are cumulative.

A2

Ameriprise Financial, Inc.

Fund Performance & Lipper Ranking

As of March 31, 2007

Source of Data:  Lipper

Rankings based on annualized total returns, excluding sales charges.  Net asset value (NAV) returns for all periods would have been lower if the applicable sales charges were included.

Please note the following about the “Ranking Since” Lipper Rankings: In order to obtain a more accurate “since inception” Lipper Ranking for funds with an inception prior to 2000, the Thursday or month-end date following the actual inception date was used, rather than the actual inception date.  When researching since inception rankings, please use the “Ranking Since” date.

Please note the following about the “Annualized Returns @ POP”:  The POP return is calculated assuming a one-time purchase of the Fund at the maximum sales charge listed in the exhibit.  RiverSource S&P 500 Index Fund has no sales loads, however, a redemption fee of 0.50% is charged on shares redeemed within 180 days of purchase.

Net assets per fund include all share classes.  Assets for RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are invested in other RiverSource Funds and therefore would be double counted if assets are summed to reach a total.

Fee waivers were in place for each subadvised fund shown and the return would have been lower for each Fund had fee waivers not been in place.

A3

Important Disclosures

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (800) 297-3863, TTY: (800) 846-4852. Read the prospectus carefully before investing.

The RiverSource Global Technology Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

Investments in small- and mid-capitalization companies often involve greater risk and potential volatility than investments in larger, more established companies.

The RiverSource Precious Metals Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives.

The investment process used to manage the RiverSource Disciplined Equity Fund employs new technologies and statistical methods that have not previously been used to manage open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may under perform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

The RiverSource Real Estate Fund is a narrowly focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. An investment in a real estate fund is subject to the same risks as a direct investment in real estate. Such risks include market risk, economic risk and mortgage rate risk.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity and volatile prices. The risks of international investing are particularly significant in emerging markets.

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit and inflation. These and other risk considerations are discussed in the fund’s prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

High yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Principal risks associated with the RiverSource Inflation Protected Securities Fund include style risk, interest rate risk, market risk, credit risk, liquidity risk and sector/concentration risk. Treasury Inflation Protected Securities (TIPS) are backed by the full faith and credit of the U.S. government. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Income from tax-exempt funds may be subject to state and local taxes, and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distribution.

Shares of the RiverSource Short Duration U.S. Government Fund and the RiverSource U.S. Government Mortgage Fund are not insured or guaranteed by the U.S. government.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably.  The principal risks of investing in the fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general.  Limited liquidity may affect the ability of the fund to purchase or sell floating rate loans and may have a negative impact on fund performance.  The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund’s prospectus for information on these and other risks associated with the Fund.

Portfolio Builder, Income Builder and Retirement Plus Series The RiverSource Portfolio Builder Funds, RiverSource Income Builder Funds and RiverSource Retirement Plus Funds are “funds of funds” comprised of holdings in several different RiverSource funds, which may include small cap, mid cap, large cap, money market, international, bond and/or other sector funds. Specific risk considerations are discussed in each fund’s prospectus. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio’s shares and investments. See each fund’s prospectus for specific risks that may be associated with the underlying funds.

“Standard & Poor’s®,” “S&P,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of the McGraw Hill Companies, Inc. These trademarks and service marks have been licensed for use by RiverSource Investments. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or any of their subsidiaries or affiliates (the “Licensors”) and the Licensors make no representation regarding the advisability of investing in the Funds.

A4

Investment products are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Brokerage, investment and financial advisory services are made available through Ameriprise Financial Services, Inc. Member NASD and SIPC. Ameriprise Bank, FSB, member FDIC, provides certain deposit and lending products and services for Ameriprise Financial Services, Inc. Ameriprise Bank, FSB deposit products are FDIC-insured up to $100,000 per customer.

RiverSource Distributors, Inc. (Distributor), Member NASD. Insurance and annuity products are issued by RiverSource Life Insurance Company, and in New York only by RiverSource Life Insurance Co. of New York, Albany, NY. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuity products in the state of NY.

RiverSourceSM mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC.

The Threadneedle group of companies constitutes the Ameriprise Financial international investment platform. The group consists of wholly owned subsidiaries of Ameriprise Financial, Inc. and provides services independent from Ameriprise Financial Services, Inc., including Ameriprise Financial Services’ broker-dealer business.

RiverSource Investments, LLC is an SEC-registered investment adviser that offers investment products and services under the names RiverSource Institutional Advisors, RiverSource Alternative Investments, RiverSource Capital Management and RiverSource Insurance Assets.  RiverSource Investments LLC also serves as the Investment Manager for the RiverSource mutual funds.

Ameriprise Certificates are issued by Ameriprise Certificate Company and distributed by Ameriprise Financial Services, Inc. Member NASD.

Ameriprise Auto & Home Insurance issues auto, home and umbrella insurance underwritten by AMEX Assurance Company (AMEX Assurance) or IDS Property Casualty Insurance Company (IDS Property Casualty), DePere, WI.

Mortgages and home equity loans are provided by Ameriprise Bank, FSB, an FDIC-insured federal savings bank. Ameriprise Bank, FSB, an Equal Housing Lender, is an Ameriprise Financial Services, Inc. company.

These companies, including Securities America, Inc., Member NASD, are all affiliated with Ameriprise Financial, Inc.

A5

EXHIBIT B

RECONCILIATION TABLES

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,949	$—	$1,949	Total revenues

Total expenses before separation costs	1,691	67	1,758	Total expenses

Income before income tax provision and separation costs	258	(67)	191	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	69	(23)	46	Income tax provision

Income before separation costs	189

Separation costs, after-tax	44

Net income (GAAP measure)	$145		$145	Net income

B1

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended June 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,053	$—	$2,053	Total revenues

Total expenses before separation costs	1,783	84	1,867	Total expenses

Income before income tax provision and separation costs	270	(84)	186	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(30)	45	Income tax provision

Income before separation costs	195

Separation costs, after-tax	54

Net income (GAAP measure)	$141		$141	Net income

B2

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended September 30, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$1,977	$—	$1,977	Total revenues

Total expenses before separation costs	1,673	87	1,760	Total expenses

Income before income tax provision and separation costs	304	(87)	217	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	73	(30)	43	Income tax provision

Income before separation costs	231

Separation costs, after-tax	57

Net income (GAAP measure)	$174		$174	Net income

B3

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,161	$—	$2,161	Total revenues

Total expenses before separation costs	1,835	123	1,958	Total expenses

Income before income tax provision and separation costs	326	(123)	203	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	75	(43)	32	Income tax provision

Income before separation costs	251

Separation costs, after-tax	80

Net income (GAAP measure)	$171		$171	Net income

B4

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Twelve Months Ended December 31, 2006
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$8,140	$—	$8,140	Total revenues

Total expenses before separation costs	6,982	361	7,343	Total expenses

Income before income tax provision and separation costs	1,158	(361)	797	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	292	$(126)	166	Income tax provision

Income before separation costs	866

Separation costs, after-tax	235

Net income (GAAP measure)	$631		$631	Net income

B5

Ameriprise Financial, Inc.

Reconciliation Table: Selected Adjusted Consolidated Income Data to GAAP

(in millions, unaudited)	Three Months Ended March 31, 2007
Line item in non-GAAP presentation	Presented Before Separation Cost Impacts in Reported Financials	Difference Attributable to Separation Costs	GAAP Equivalent	GAAP Line Item

Total revenues (GAAP measure)	$2,063	$—	$2,063	Total revenues

Total expenses before separation costs	1,762	85	1,847	Total expenses

Income before income tax provision and separation costs	301	(85)	216	Income before income tax provision

Income tax provision before tax benefit attributable to separation costs	81	(30)	51	Income tax provision

Income before separation costs	220

Separation costs, after-tax	55

Net income (GAAP measure)	$165		$165	Net income

B6

Ameriprise Financial, Inc.

Return on Equity Calculation

(in millions, unaudited)	ROE Excluding Discontinued Operations (1)	Adjustments	Adjusted ROE (2)

Return on Equity Calculation for the Twelve Months Ended:
March 31, 2006
Return	$528	$192	$720
Equity	$7,156	$(235)	$6,921
Return on Equity	7.4%		10.4%

June 30, 2006
Return	$520	$236	$756
Equity	$7,348	$(291)	$7,057
Return on Equity	7.1%		10.7%

September 30, 2006
Return	$571	$236	$807
Equity	$7,550	$(336)	$7,214
Return on Equity	7.6%		11.2%

December 31, 2006
Return	$631	$235	$866
Equity	$7,588	$(273)	$7,315
Return on Equity	8.3%		11.8%

March 31, 2007
Return	$651	$246	$897
Equity	$7,597	$(215)	$7,382
Return on Equity	8.6%		12.2%

(1)     Return on equity is calculated using the 12 month trailing income before discontinued operations in the numerator and the average of shareholders’ equity before the assets and liabilities of discontinued operations as of the last day of the preceding four quarters and the current quarter in the denominator.

(2)     Adjusted return on equity is calculated using adjusted earnings (income before discontinued operations excluding non-recurring separation costs and AMEX Assurance) in the numerator, and equity excluding both the assets and liabilities of discontinued operations and equity allocated to expected non-recurring separation costs as of the last day of the preceding four quarters and the current quarter in the denominator.

B7

Ameriprise Financial, Inc.

Ratio of Earnings to Fixed Charges

											1Q ‘07 vs. 1Q ‘06	Full Year
(in millions, unaudited)	1 Qtr 2006		2 Qtr 2006		3 Qtr 2006		4 Qtr 2006		1 Qtr 2007		% Change	2006
Ratio of Earnings to Fixed Charges (1)
Earnings	$225		$225		$258		$244		$256		14%	$952
Fixed charges	$34		$39		$42		$41		$40		18%	$156
Ratio of earnings to fixed charges	6.6	x	5.8	x	6.1	x	6.0	x	6.4	x	(3)%	6.1	x

Ratio of Earnings to Fixed Charges without interest expense on non-recourse debt (1)
Earnings	$225		$225		$258		$244		$256		14%	$952
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(5)		(4)		(4)		(4)		20%	(18)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(1)		(3)		(2)		—		—		#	(6)
	(6)		(8)		(6)		(4)		(4)		33%	(24)
Total earnings	$219		$217		$252		$240		$252		15%	$928

Fixed charges	$34		$39		$42		$41		$40		18%	$156
Interest expense on non-recourse debt:
Interest on debt of CDO consolidated per FIN 46(R)	(5)		(5)		(4)		(4)		(4)		20%	(18)
Interest on debt of Threadneedle managed property fund limited partnerships consolidated per EITF 04-5	(1)		(3)		(2)		—		—		#	(6)
	(6)		(8)		(6)		(4)		(4)		33%	(24)
Total fixed charges	$28		$31		$36		$37		$36		29%	$132

Ratio of earnings to fixed charges without interest expense on non-recourse debt	7.8	x	7.0	x	7.0	x	6.5	x	7.0	x	(10)%	7.0	x

(1)     See definition of Ratio of Earnings to Fixed Charges included in this supplement.

#      Variance of 100% or greater.

B8

Ameriprise Financial, Inc.

First Quarter 2007

Disclosed Items

	Asset Accumulation & Income		Protection	AMP
	Realized	Threadneedle	Realized
	Investment	EPP	Investment
(in millions, unaudited)	Gains (1)	Accrual (2)	Gains (1)	Consolidated
Revenues
Management, financial advice and service fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	8	—	1	9
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	8	—	1	9

Expenses
Compensation and benefits - field	—	—	—	—
Compensation and benefits - non-field	—	—	—	16
Interest credited to account values	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
Other expenses	—	16	—	—
Total expenses	—	16	—	16

Income before tax provision and separation costs	$8	$(16)	$1	$(7)

(1)     Pretax realized net investment gains and (losses).

(2)     Impact of recognizing the full year fair value adjustment in the first quarter of 2007.

Ameriprise Financial, Inc.

Fourth Quarter 2006

Disclosed Items

	Asset Accumulation & Income		Protection			AMP
	Realized		Realized		Auto and Home
	Investment	Legal &	Investment	Legal &	Reserve
(in millions, unaudited)	Gains (1)	Regulatory	Gains (1)	Regulatory	Release (2)	Consolidated
Revenues
Management, financial advice and service fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	21	—	6	—	—	27
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	21	—	6	—	—	27

Expenses
Compensation and benefits - field	—	—	—	—	—	—
Compensation and benefits - non-field	—	—	—	—	—	—
Interest credited to account values	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(9)	(9)
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
Other expenses	—	30	—	1	—	31
Total expenses	—	30	—	1	(9)	22

Income before tax provision and separation costs	$21	$(30)	$6	$(1)	$9	$5

Income tax (benefit)(3)						$(16)

(1)              Pretax realized net investment gains and (losses).

(2)              Reserve release due to continued improvement in 2004 and 2005 accident year results in Auto and Home.

(3)              Tax benefit primarily due to a change in effective state income tax rate applied to deferred tax assets due to the separation from American Express.

Ameriprise Financial, Inc.

First Quarter 2006

Disclosed Items

	Asset Accumulation & Income		Protection	Corporate		AMP
	Realized	DC Record-	Realized	Realized
	Investment	keeping	Investment	Investment
(in millions, unaudited)	Gains (1)	Business (2)	Gains (1)	Gains (1)	Severance (3)	Consolidated
Revenues
Management, financial advice and service fees	$—	$16	$—	$—	$—	$16
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	1	—	4
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	1	16	2	1	—	20

Expenses
Compensation and benefits - field	—	—	—	—	—	—
Compensation and benefits - non-field	—	—	—	—	—	19
Interest credited to account values	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
Other expenses	—	20	—	—	11	12
Total expenses	—	20	—	—	11	31

Income before tax provision, separation costs and accounting change	$1	$(4)	$2	$1	$(11)	$(11)

(1)              Pretax realized net investment gains and (losses).

(2)              Results from operations of defined contribution (DC) business, which was sold in the second quarter 2006.

(3)              Cost of severance primarily within the technology group.

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in billions unless otherwise noted, unaudited)	1 Qtr 2006	2 Qtr 2006	3 Qtr 2006	4 Qtr 2006	YTD 2006
Cash Sales (in millions) (1)
Ending balance - as previously reported	$16,123	$15,996	$14,762	$16,804	$63,685
Change	(433)	(430)	(371)	(243)	(1,477)
Ending balance - current presentation	$15,690	$15,566	$14,391	$16,561	$62,208

RiverSource Collective Funds (1)
Ending balance - as previously reported	$10.8	$10.6	$10.7	$10.1	$10.1
Change	0.2	0.3	0.3	0.1	0.1
Ending balance - current presentation	$11.0	$10.9	$11.0	$10.2	$10.2

RiverSource Managed Retail Funds (2)
Ending balance - as previously reported	$58.8	$56.8	$57.6	$59.5	$59.5
Variable product funds	19.4	19.6	20.6	22.2	22.2
Ending balance - current presentaion	$78.2	$76.4	$78.2	$81.7	$81.7

(1)      Change in methodolgy is related to the sale of the recordkeeping business to Wachovia.  Prior periods have been restated to conform to current presentation. This revision appears on pages 4 and 11.

(2)      Changed to include Variable product funds in RiverSource Managed Retail Funds. This revision appears on page 11.

D-1